Exhibit 10.13

AMENDMENT TO SUBLEASE AGREEMENT

THIS AMENDMENT TO SUBLEASE AGREEMENT is made as of the 1st day of December, 2014 (“Effective Date”) between TC Loan Service, LLC., a Delaware LLC (“Sublessor”) and Elevate Credit Service, LLC., a Delaware LLC (“Sublessee”).

Recitals

A. WHEREAS, Sublessor is the tenant of premises located at Overton Centre I 4150 International Plaza Fort Worth, Texas (“Leased Premises”) more particularly described that certain master lease, most recently amended on June 25, 2014, between Overton Green Property Owner, L.P. (“Landlord”), as landlord, and Sublessor, as tenant (such lease, all exhibits thereto, and any amendments or addendums thereto (as amended, “Prime Lease”) are annexed hereto as Schedule A and made a part hereof).

B. WHEREAS, there is a Sublease negotiated and executed by Sublessor and Sublessee pursuant to that certain Distribution Agreement between Sublessor and Sublessee, dated as of May 1, 2014 (the “Distribution Agreement”).

C. WHEREAS, Sublessee desires to sublet certain additional portions of the Leased Premises from Sublessor and Sublessor is willing to sublet the Additional Subleased Premises for the term and upon the other conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

Agreement

1. Defined Terms.

a. The “Additional Subleased Premises” means such portions of the Leased Premises being particularly identified on Schedule B, which the parties agree, for the purposes of this Sublease and any square footage calculations pursuant hereto, is approximately 3,233 square feet of office on the second floor. When combined with the previous subleased space on the third and seventh floors of 42,244 square feet brings the combined total of subleased square feet to 45,477, or approximately 10.2% of the common space (building rentable area is 447,917square feet).

b. Any term not defined but capitalized herein shall have the meanings ascribed to it in the Prime Lease.

2. Sublease of Additional Subleased Premises.

a. Sublessor hereby grants to Sublessee, and Sublessee hereby accepts from Sublessor, subject to the covenants, agreements, terms, provisions and conditions of the Prime Lease and of this Sublease, a sublease to the Additional Subleased Premises, together with all the rights and privileges appurtenant thereto, in its present “AS IS”, “WHERE IS” condition and for the term of this Sublease.

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b. Sublessee’s occupancy of the Additional Subleased Premises will commence on December 1, 2014.

c. At the termination of this Sublease, Sublessee shall return the Additional Subleased Premises to Sublessor broom-clean, in as good repair and condition as on the Effective Date, reasonable wear and tear excepted.

3. Use and Lawful Occupancy. The Additional Subleased Premises shall be used only for Sublessee’s office and for no other purpose, but subject in all events to the terms of the Prime Lease and applicable zoning laws. Sublessee shall be solely responsible for and comply with all laws relating to the use and occupancy of the Additional Subleased Premises.

4. Term and Termination.

a. Subject to Section 4(b), the “Term” of this Sublease shall commence on the Effective Date and end on August 31, 2015.

b. This Sublease shall terminate on the first to occur of the following: (i) one (1) calendar day before the expiration of the term of the Prime Lease; (ii) the date upon which the Prime Lease is terminated as a result of any provisions of the Prime Lease; and (iii) the date upon which Sublessee’s right to occupancy of the Additional Subleased Premises is terminated pursuant to this Sublease or as provided by law.

5. Sublessee’s Payment Obligations.

a. Rent. Sublessee covenants and agrees to pay to Sublessor, on a monthly basis, an additional amount equal to four thousand five hundred and eighty dollars ($4,580.08) or a combined total of sixty seven thousand nine hundred forty-six and eight cents ($67,946.08) per month including any applicable sales taxes (“Base Rent”) commencing as of the Effective Date.

b. Common Area Operating Expenses. In addition to Base Rent, Sublessee covenants and agrees to pay to Sublessor, on a monthly basis, 66.7235%of the Common Area Operating Expenses allocated by Landlord to Sublessor (42,244 subleased square feet of the total 63,312 square feet of rented space). This excludes the additional 3,233 square feet of additional space leased. As used herein, Base Rent together with Sublessee’s percentage of the Common Area Operating Expenses, collectively, “Rent”).

c. Holdover. If Sublessee fails to surrender the Additional Subleased Premises or any portion thereof at the expiration or earlier termination of the Term, then it will be conclusively presumed that the value to Sublessee of remaining in possession, and the loss that will be suffered by Sublessor as a result thereof, far exceed the Rent and additional rent that would have been payable had the Term continued during such holdover period. Therefore, if Sublessee (or anyone claiming through Sublessee) does not immediately surrender the Additional Subleased Premises or any portion thereof upon the expiration or earlier termination of the Term, then the rent payable by Sublessee shall be increased to two (2) times then-applicable base rent for the Additional Subleased Premises as set forth in the Prime Lease. Such rent shall be computed by Sublessor and paid by Sublessee on a monthly

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basis and shall be payable on the first day of such holdover period and the first day of each calendar month thereafter during such holdover period until the Additional Subleased Premises have been vacated. Notwithstanding any other provision of this Sublease, Sublessor’s acceptance of such rent shall not in any manner adversely affect Sublessor’s other rights and remedies, including Sublessor’s right to evict Sublessee and to recover all damages. Any such holdover shall be deemed to be a tenancy at sufferance and not a tenancy at will or tenancy from month to month. In no event shall any holdover be deemed a permitted extension or renewal of the Term, and nothing contained herein shall be construed to constitute Sublessor’s consent to any holdover or to give Sublessee any right with respect thereto.

d. Cleaning. The Additional Subleased Premises shall be cleaned in accordance with the standards set forth in the Prime Lease and included in the monthly Rent.

e. Time of Payment. All money required to be paid by Sublessee under this Sublease (other than pursuant to Section 6) shall be paid on or before the first (1st) day of each calendar month during the term of this Sublease and shall be paid to Sublessor without notice or demand and in lawful money of the United States, without abatement, deduction or setoff at the offices of Sublessor set forth in Section 14 or such other place as Sublessor may specify. Delays in such payment beyond the fifth (5th) calendar day of month will result in the amounts due accruing interest each month at a per annum rate equal to the Default Rate in the Prime Lease.

6. Additional Services. Sublessee acknowledges that it shall have access to and the use of the kitchen of Sublessor.

7. Alterations and Lobby Sign. Sublessee shall not make any installations, alterations, or additions to the Additional Subleased Premises without the prior written consent of Sublessor, and then only pursuant to plans and specifications approved by Sublessor in advance in each instance including, without limitation, the installation of signs or physical alternation to the Additional Subleased Premises. Notwithstanding the above, Sublessee shall have the right to hang a reasonable amount of pictures and other furnishings on the walls of the Additional Subleased Premises by the use of nails, etc. In addition, Sublessee shall have the right to install signs (approved by Sublessor in its reasonable discretion) on the doors of the Additional Subleased Premises containing the name and/or logo of Sublessee.

8. Ingress. Sublessee shall have direct access to the Additional Subleased Premises twenty-four (24) hours per day, seven days per week.

9. Incorporation of Prime Lease. Understandings expressed in this Sublease are applicable only to Landlord and Sublessor as the original parties to the Prime Lease, the terms, provisions, covenants, and conditions of the Prime Lease are hereby incorporated herein by reference as the same relate only to the Additional Subleased Premises, on the following understandings:

a. In any case where Landlord reserves rights and remedies pursuant to the Prime Lease, said rights and remedies shall inure to the benefit of Sublessor as well as to Landlord;

b. With respect to work, services, repairs, repainting and restoration, or the performance of other obligations required of Landlord under the Prime Lease, Sublessor’s obligation with respect thereto shall be to request the same of Landlord upon request in writing by Sublessee and to use reasonable diligence to obtain the same from Landlord;

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c. In any instance where the consent of Landlord is required to any act or omission, Sublessor shall not be required to give such consent unless and until Landlord also has given its consent in writing; and

d. Sublessee shall perform and comply with the terms, provisions, covenants and conditions of the Prime Lease to the extent applicable to the Additional Subleased Premises and this Sublease, and Sublessee shall not do or suffer to permit anything to be done that would result in a default under or cause the Prime Lease to be terminated or forfeited, including, but not limited to, the Applicable Requirements.

10. Assignment and Sublease. Sublessee may not assign or further sublet all or any part of the Additional Subleased Premises without the prior written consent of Sublessor and in compliance with the Prime Lease. The Additional Subleased Premises may not be encumbered in any manner by reason of any act or omission on the part of Sublessee or be sublet or offered or advertised for subletting except as provided herein. Sublessee and any permitted assignee of Sublessee shall remain jointly and severally liable for performance of all obligations of Sublessee under this Sublease.

11. Confidentiality. If during the term of this Sublease, one party and/or one of its affiliates (collectively, the “Recipient”) acquires from the other party and/or one of its affiliates (collectively, the “Disclosing Party”) information that includes, in whole or in part, Confidential Information (as defined below), the parties recognize and acknowledge that (a) all such Confidential Information is the property of the Disclosing Party (and in some cases the property of former, current or prospective clients, customers, or accounts or investors of the Disclosing Party); (b) the use, misappropriation, or disclosure of the Confidential Information would constitute a breach of trust, privacy obligations, and privilege, and could cause irreparable injury to the Disclosing Party; and (c) it is essential to the protection of the Disclosing Party’s goodwill and to the maintenance of the Disclosing Party’s competitive position and privilege that the Confidential Information be kept confidential and that the Recipient not disclose and take reasonable steps to protect the confidentiality of the Confidential Information and not use the Confidential Information to the Recipient’s own advantage or the advantage of persons or entities (other than the Disclosing Party). The parties understand that “Confidential Information” means any proprietary information, financial data, technical data, client information, employment data, know-how, or any other business information disclosed by one party, or otherwise known to the other party, whether directly or indirectly, in writing or orally. The parties understand that Confidential Information does not include any information that (y) has become publicly known or been made generally available to the public through no wrongful act of the other party; or (z) has been disclosed with the Disclosing Party’s prior written consent.

12. Default. If Sublessee (i) shall fail to pay Rent, or any other payments, charges, or monies in accordance with the provisions of this Sublease and such default shall continue after notice for a period of three (3) business days, (ii) shall cause the commission of waste or shall conduct act or acts constituting public or private nuisance, and/or an illegal activity on the Additional Subleased Premises and such actions shall continue after notice for a period of three (3) business days or (iii) shall default in fulfilling or complying with any of its nonmonetary obligations hereunder and such default shall continue after notice for ten (10) calendar days, then and upon the happening of any of such events, Sublessor may without further notice to Sublessee elect to terminate this Sublease. Upon such election,

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the term of this Sublease shall expire, but Sublessee shall remain liable for sums equal to the aggregate of Rent and all other monies that would have been payable by Sublessee to Sublessor subject to Sublessor’s obligation to make commercially reasonable efforts to mitigate damages. The rights and remedies of Sublessor stated in this Section 12 shall be in addition to, and not in lieu of, those rights and remedies of Sublessor that exist pursuant to the other provisions of this Sublease, whether by incorporation of the Prime Lease or otherwise, at law and in equity.

13. Parking. Sublessee shall be entitled to use Sublessor’s share of the number of parking spaces attributable to Sublessor during the Term. All such parking shall be unreserved and on a first-come, first-served basis.

14. Notices. All notices or other communications required or permitted hereunder shall be in writing and delivered personally, by facsimile or .pdf file, by overnight courier, or by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, or when so received by facsimile, .pdf, or courier, or if mailed, three (3) calendar days after the date of mailing to the following addresses or to such other address as any party shall notify the other party (as provided above) from time to time.

If notice to Sublessor:	Think Finance, Inc. 4150 International Plaza Suite #400 Fort Worth, TX 76109 Email: mwong@thinkfinance.com Attention: Martin Wong CEO

If notice to Sublessee:	Elevate Credit, Inc. 4150 International Plaza Suite #300 Fort Worth, TX 76109 Email: krees@elevatecredit.com Attention: Ken Rees CEO

15. Termination of Prime Lease. This Sublease is subject and subordinate to the Prime Lease. If the Prime Lease shall terminate for any reason whatsoever, (i) this Sublease shall terminate simultaneously therewith and any unearned Rent and other monies prepaid hereunder shall be refunded to Sublessee, provided that such termination is not the result of a breach by Sublessee of this Sublease, and (ii) upon such termination of this Sublease, there shall be no further liability by Sublessor to Sublessee arising out of or in connection with this Sublease.

16. Indemnification and Insurance.

a. Sublessee shall indemnify, defend and hold harmless Sublessor from and against all claims, actions, losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys’ fees and expenses, which Sublessor may incur or pay by reason of (i) any accidents, damages or injuries to persons or property occurring in, on or about the Additional Subleased Premises caused by Sublessee or its employees, agents, contractors or invitees, (ii) any breach or default hereunder on Sublessee’s part, (iii) any work done in or to the Additional Subleased Premises by Sublessee and/or Sublessee’s employees, agents, contractors, invitees or any other person claiming through or under Sublessee, or (iv) any act, omission or negligence on the part of Sublessee and/or Sublessee’s employees, agents, customers, contractors, invitees, or any other person claiming through or under Sublessee.

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b. Neither Sublessor nor its agents or employees shall be liable for (i) any damage to property of Sublessee or of others entrusted to employees of Sublessor, (ii) the loss of or damage to any property of Sublessee by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks or by dampness or by any other cause of whatsoever nature (whether similar or dissimilar to those above specified), (iv) any such damage caused by construction of any improvements or alterations, or (v) any latent defect in the Additional Subleased Premises.

c. Sublessor shall indemnify, defend and hold harmless Sublessee from and against all claims, actions, losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys’ fees and expenses, which Sublessee may incur or pay by reason of any accidents, damages or injuries to persons or property occurring in, on or about the Additional Subleased Premises caused by gross negligence or willful misconduct of Sublessor or its employees, agents, contractors or invitees.

d. Sublessee shall, at Sublessee’s expense, procure and maintain in full force and effect at all times during the term of this Sublease insurance coverage to the extent that is no less than that which is required by Landlord pursuant to the terms and conditions of the Prime Lease. Sublessee shall provide Sublessor with Certificates of Insurance evidencing the insurance required hereunder. Each certificate shall provide that thirty (30) calendar days prior written notice shall be given Sublessor in the event of cancellation or change in the policies. Sublessor, in addition to Landlord and any other parties identified in the Prime Lease, shall be named as additional insureds in each of Sublessee’s policies, except Workers’ Compensation.

e. It is understood and agreed that any coverage provided by Sublessee to Sublessor is primary insurance and shall not be considered contributory insurance with any policies of Sublessor, the fee owner or their subsidiaries, co-owners or joint venturers, if any.

17. Landlord Approval. This Sublease is contingent upon Landlord approving this Sublease in accordance with the terms of the Prime Lease and a copy of said approval being delivered to Sublessor and Sublessee.

18. No Brokers. The parties each represent to the other that they have not engaged a broker, finder, agent or salesmen in connection with this Sublease and no brokerage commission or fee is due to a broker, finder, agent or salesmen claiming by, through or under said party, resulting from this Sublease.

19. Quiet Enjoyment. During the term of this Sublease, Sublessor shall endeavor to have Sublessee provided with quiet enjoyment of the Additional Subleased Premises, subject to the terms and conditions of this Sublease.

20. Binding Authority. Individuals executing this Sublease warrant that they have the authority to bind Sublessor or Sublessee, as the case may be, to the obligations created herein and that they are an owner or authorized representative of the party for which they sign.

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21. Benefits of Agreement. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective executors, administrators, successors, and permitted assigns.

22. Governing Law. This Sublease shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to conflict of laws principles thereof.

23. Entire Agreement. This Sublease constitutes the entire agreement between the parties with respect to the matters covered hereby and supersedes all previous written, oral, electronic, or implied agreements and understandings between the parties with respect to such matters.

24. Amendments and Modifications. This Sublease may be amended or modified only in a writing signed by both parties.

25. Titles and Headings; Definitions. The headings in this Sublease are for reference purposes only and shall not in any way affect the meaning or interpretation of this Sublease.

26. Waiver of Rights. No delay or omission by Sublessor in exercising any right under this Sublease shall operate as a waiver of that or any other right. A waiver or consent given by Sublessor on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

27. Severability. The invalidity of any portion hereof shall not affect the validity, force, or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law.

28. Signatures. This Sublease may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. The signature of a party on any counterpart that is transmitted by facsimile or via .pdf file to the other party shall be deemed an original signature binding upon the executing party and acceptable to the other party.

[Signature page follows.]

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IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Sublease as of the Effective Date.

SUBLESSOR:

TC Loan Service, LLC

By:	/s/ Chris Lutes

Title:	Asst CFO

Name:	Chris Lutes

SUBLESSEE:

Elevate Credit Service, LLC

By:	/s/ Jason Harvison

Title:	COO

Name:	Jason Harvison

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Schedule A

Prime Lease

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FIRST LEASE AMENDMENT

This FIRST AMENDMENT TO LEASE AGREEMENT (“First Amendment”) is made the 20th day of March 2007 by and between OVERTON CENTRE, LTD., a Texas limited partnership, and PayDay Service LLC, a limited liability corporation (“Tenant”).

WHEREAS, the Landlord entered into a Lease with Tenant on December 13, 2006 covering a total of approximately 17,126 rentable square feet (“rsf”) of space (the “Original Premises”), such Premises being located in Suite 300, in the Overton Centre I office building located at 4150 International Plaza, Fort Worth, Texas (the “Lease”); and

WHEREAS, the Tenant’s name was changed from PayDay Service, LLC to TC Loan Service, LLC;

WHEREAS, Tenant desires to expand the Premises by approximately 21,068 square feet of rentable area (the “4th Floor Expansion Space”), which is comprised of the 15,165 rentable square feet described in paragraph 1 of Rider 103 to the Lease, plus the remaining 5,903 rentable square feet on the 4th Floor, as such expansion space is described in the attached Exhibit “A-1”. Hereinafter all references to the “Premises” shall include the Original Premises and the 4th Floor Expansion Space; and

WHEREAS, Landlord and Tenant are willing to agree to such expansion of the Premises to include the 4th Floor Expansion Space, subject to the terms and conditions of this First Lease Amendment.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby further amend the Lease, as follows:

1.	Tenant’s Name: The name of the Tenant under the Lease is TC Loan Service, LLC

2.	Expansion of Premises: From and after “the Expansion Commencement Date” the Premises shall be expanded by adding the 4th Floor Expansion Space thereto (consisting of approximately 21,068 rsf in the 4th Floor Expansion Space of the Building for a new total of rentable square footage in the entire Premises of 38,194 rsf). The Expansion Commencement Date shall be the earlier of (a) June 1, 2007, or (b) the date Tenant commences business in the 4th Floor Expansion Space.

3.	Expiration Date: The Expiration Date of the Lease shall remain unchanged.

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4.	Security Deposit: The Security Deposit amount of [****] on page i of the Lease Agreement is hereby deleted and substituted in lieu thereof is [****]. Tenant shall pay the additional amount of Security Deposit on execution hereof.

5.	Base Rental. Beginning on Commencement Date for the Original Premises, the Basic Rent shall be calculated as: Based upon the Original 17,126 rsf.

Date	Amt. Per S.F.		Monthly Amt.
Months 1-3	[****	]	[****	]
Months 4-39	[****	]	[****	]
Months 40-63	[****	]	[****	]

Beginning on the Expansion Commencement Date for the 4th Floor Expansion Space, the Basic Rent shall be calculated as: Based upon the 4th Floor Expansion Space of 21,068 rsf.

Date	Amt. Per S.F.		Monthly Amt.
4th floor expansion commencement date for 1st 60 days	[****	]	[****	]
Third Month to 39th month of Original Premises on 3rd floor	[****	]	[****	]
Month 40 to 63rd month of Original Premises on 3rd floor	[****	]	[****	]

6.	Leasehold Improvements:

a.	Premises Condition. Since the 4th Floor Expansion Space has been occupied by a previous tenant, Tenant hereby agrees to accept the 4th Floor Expansion Space in its “as is” condition, subject to Landlord’s obligation to install the improvements identified below and further subject to Landlord’s repair obligations under the Lease.

b.

Construction Costs. Tenant shall pay for all construction costs, including, but not limited to permits, costs of materials and labor, sales tax, construction management fees and the like in excess of the Tenant Improvement Allowance which shall be paid by Landlord. The term “Tenant Improvement Allowance” shall mean the results of calculating the number of months remaining on the Original Lease Term times $0.238095 times the square footage in the 4th floor Expansion Space. For example if 62 months remain when the 4th floor Expansion Space commences, the Tenant Improvement Allowance for the 4th floor Expansion Space shall be $311,003.75 (or $14.7619 per square foot of rentable area times 21,068 square feet of rentable area) which Landlord agrees to pay towards the construction costs. Landlord agrees to pay architectural fees and design services up to $1.25 per rentable square foot. Any services performed by the architect above the $1.25 per rentable

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square foot shall be the responsibility of the Tenant and may be paid out of the Tenant Improvement Allowance to the extent funds are available. Notwithstanding anything to the contrary, provided there is any unused portion of the Tenant Improvement Allowance, up to 20% of the Tenant Improvement Allowance can be used by the Tenant as a moving allowance or for communications costs for cabling and data. Tenant must submit invoices for such allowances for Landlord to pay. If Wilcox Development acts as General Contractor for the construction of tenant improvements, competitively bidding each trade to at least three subcontractors, the typical five percent (5%) construction management fee will not be charged to Tenant or deducted from the Tenant Improvement Allowance. Landlord shall cause the construction of the Work as described in the Approved Pricing Plans (which shall mean the Pricing Plans finally approved by Tenant based on the preliminary space plan and pricing documentation previously approved by Tenant for the 4th Floor Expansion Space). Landlord and Tenant shall agree on Approved Working Drawings for the Work in the 4th Floor Expansion Space in accordance with the procedure set forth in Paragraph 2 of Exhibit D attached to the Original Lease. If after finalizing the Approved Working Drawings for the 4th Floor Expansion Space, it is determined that the construction costs will exceed the amount of the Tenant Improvement Allowance (an “Excess”), then Tenant shall pay to Landlord the amount of such Excess within ten (10) days of written request from Landlord. Notwithstanding anything to the contrary, if Tenant fails to pay any Excess timely, Landlord shall not be obligated to commence construction of the Work in the 4th Floor Expansion Space and such delay shall constitute a Tenant Delay for each day beyond the ten (10) day period until the Excess is paid to Landlord. If Tenant elects not to use Wilcox Development as the General Contractor, Tenant understands that Landlord, or its designated agent, shall serve as construction manager for all of Tenant’s refurbishment and renovations in the Premises and the fee Tenant will pay for such service is 5% of the total cost of all work performed in connection with such refurbishment and renovations. Tenant agrees to cooperate with Landlord in completing any such improvements on a timely basis.

c.

Changes. If Tenant requests a change, alteration or addition after the Approved Working Drawings have been approved, Tenant shall submit same in writing to Landlord. If Landlord approves such change, Landlord shall obtain from the contractor and provide Tenant with an estimate of the cost of such change. Tenant shall notify Landlord within one (1) business day if Tenant elects to proceed with the change, in which event, Landlord shall incorporate the change into the Approved Working Drawings. The cost of such change shall also be incorporated in the calculation of any

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Excess. If Landlord disapproves of such change, Landlord shall immediately notify Tenant in writing specifying the reasons for such disapproval and the construction shall proceed in accordance with the previously approved Approved Working Drawings.

d.	Entry by Tenant. During the course of construction of the Work, Tenant may enter the Premises for purposes of inspecting the Work, installing trade fixtures, installing any cabling and wiring (not included in the Approved Working Drawings), erecting signs, stocking supplies and such other work as may be necessary or desirable to prepare to occupy and conduct its business from the Premises, provided that (i) Tenant assumes the risk of injury to person and damage to its property, (ii) any entry shall be subject to the provisions of this Lease, including all insurance coverage provisions, except that the Lease Term shall not commence and rent shall not be due, and (iii) Tenant shall not unreasonably interfere with the construction of the Work on the Premises. Tenant shall also provide evidence of insurance prior to any such entry. If such entry shall interfere with the construction of the Work, then Tenant shall immediately leave upon the request of Landlord.

e.	Delivery of the Premises. The Work shall be deemed to be substantially complete on the later of (i) the date the Work is sufficiently complete in accordance with the Approved Working Drawings so that Tenant may occupy the Premises, subject to any punch list items and (ii) the date Landlord receives a certificate of occupancy or its equivalent from the appropriate governmental authority. Prior to delivery of the Premises, Landlord shall contact Tenant and schedule a joint walk-through inspection within three (3) days of such contact in order for Tenant to identify any items of a “punch list” nature that remain to be completed. If Tenant fails to participate in a walk-through, then Landlord shall have no obligation to perform any punch list, and Tenant shall be deemed conclusively to have agreed that the Work is substantially completed for purposes hereof. If there is any disagreement concerning whether Landlord has substantially completed the Work, Landlord may request a good faith decision by the architect which shall be final and binding on the parties.

f.	Limitation. This Amendment shall not be deemed applicable to any additional space added to the original Premises or, in the event of a renewal of the Lease Term, to the original Premises, itself, during the renewal term, unless expressly so provided in the Lease or any amendment thereto.

g.	Bathrooms and Elevator Lobby. Landlord represents that the bathrooms on the 4th floor of the Building for use in common with other tenants will be constructed in accordance with ADA requirements at Landlord’s expense and not deducted from the Tenant Improvement Allowance. The costs of bringing the bathroom within the Premises in compliance with ADA requirements will be borne by Tenant. Landlord shall renovate the elevator lobby on the 4th floor using building standard finish.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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7.	Time of the Essence: Time is of the essence of the Lease and this First Lease Amendment

8.	Defined Terms: All capitalized terms used in this First Lease Amendment have the same meaning as in the Lease, unless otherwise specified herein.

9.	Ratification: Except as amended hereby, the Lease shall remain unmodified and in full force and effect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this First Lease Amendment to be executed on the date first written hereinabove.

LANDLORD:

OVERTON CENTRE, LTD.,
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, Its General Partner

By:	/s/ Todd K. Ashbrook
Name:	Todd K. Ashbrook, Vice President

TENANT:

TC Loan Service, LLC
a limited liability corporation

By:	/s/ Ken Rees
Name:	Ken Rees
Its:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT “A-1”

(SEE ATTACHED FLOOR PLANS FOR 4th FLOOR EXPANSION SPACE)

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Acceptance of Premises Memorandum

THIS ACCEPTANCE OF PREMISES MEMORANDUM (this “Memorandum”) is entered into on this      day of             , 20     by and between OVERTON CENTRE, LTD., a Texas limited partnership, as Landlord (“Landlord”), and TC Loan Service, LLC, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

R E C I T A L S:

WHEREAS, on             , 20    , Landlord and Tenant entered into that certain Lease Amendment (the “First Lease Amendment”) whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

WHEREAS, certain leasehold improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the terms and conditions set forth in Article 4 of this Amendment; and

WHEREAS, as provided in Article 4 of this Lease Amendment, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1. Landlord has fully completed the leasehold improvements, alterations or modifications to the Premises in accordance with the Leasehold Improvements Agreement, and the Premises are substantially complete. The Premises are tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any leasehold improvements, modifications or alterations to the Premises, except for the following punch list items:                                         .

2. The Commencement Date shall be             , 20    . Pursuant to the provisions of the Lease, the first monthly installment of Base Rental shall become due and payable on             , 20    . The expiration date of the Lease shall be             , 20    .

3. The 4th Floor Expansion Space contains approximately 21,068 square feet of Rentable Space.

4. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this First Lease Amendment to be executed on the date first written hereinabove.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, it’s general partner

By:

TENANT:

TC Loan Service, LLC

By:	/s/ Ken Rees
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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OVERTON CENTRE (Short Form - ’00)

BASIC LEASE INFORMATION

LEASE EXECUTION DATE:	December 13, 2006

TENANT:	PayDay Service LLC

ADDRESS OF TENANT:	4150 International Plaza, Suite 300

CONTACT:	Ken Rees Telephone: 817-546-2788

LANDLORD:	OVERTON CENTRE, LTD.

ADDRESS OF LANDLORD:	c/o GVA Cawley Realty Services Suite 538 4100 International Plaza Fort Worth, Texas 76109

CONTACT:	Property Manager — Joan Matteson Telephone: 817.737.2803

PREMISES:	Suite No. 300 in the office building (the “Building”) located on the land described as 4150 International Plaza, City of Fort Worth, Tarrant County, Texas and known as OVERTON CENTRE I, as more particularly described on Exhibit “A” (the “Land”). The Premises are outlined on the plan attached to the Lease as Exhibit “B” and are deemed to contain approximately 17,126 square feet of Rentable Space on the 3rd floor (as defined in said Exhibit “B”). The term “Complex” shall mean the office building complex commonly known as “OVERTON CENTRE”, which is comprised of the Building and the adjacent office buildings commonly known as Overton Centre I (located at 4150 International Plaza), Overton Centre II (located at 4100 International Plaza) and Overton Centre III (located at 4160 International Plaza), the land on which the Complex is located, and the driveways, parking facilities and similar improvements and easements associated with the foregoing or the operation thereof.

LEASE TERM:	Sixty-three (63) months, commencing February 1, 2007 (the “Commencement Date”) and ending at 5:00 p.m., April 30, 2012 subject to adjustment and earlier termination as provided in the Lease. If the Commencement Date is not the first day of a calendar month, then the Lease Term shall be extended by the number of days between the Commencement Date and the first day of the next month.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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BASE RENTAL:	$ SEE RIDER 106 per month, which is based on an annual Base Rental of $ SEE RIDER 106 per rentable square foot per year, which Tenant agrees to pay to Landlord at 4100 International Plaza, Suite 538, Fort Worth, Texas 76109 (or at such other place as Landlord from time to time may designate in writing) in advance and without demand on the first day of each calendar month during and throughout the Lease Term.

BASE EXPENSE AMOUNT:	The amount of Operating Expenses (including those Operating Expenses which Landlord elects to “gross-up” as provided in paragraph 4(c) of the Lease) for the Building during the calendar year 2007 on a “per square foot of Rentable Space in the Building” basis.

ELECTRICAL/UTILITY BASE EXPENSE AMOUNT:	The amount of Electrical Expenses (including those Electrical Expenses which Landlord elects to “gross-up” as provided in paragraph 5 of the Lease) for the Premises during the calendar year 2007 on a “per square foot of Rentable Space in the Building” basis.

PREPAID RENTAL:	[****], representing payment of Base Rental for the first month of the Lease Term, to be paid on the date of execution of this Lease.

SECURITY DEPOSIT:	[****] to be paid on the date of the execution of the Lease, and held by Landlord pursuant to the provisions of Paragraph 29 of the Lease.

SOLE PERMITTED USE:	General Office Space and any other lawful use permitted by applicable zoning laws and approved by Landlord, which approval will not be unreasonably withheld or delayed.

TENANT’S PROPORTIONATE SHARE:	3.8% (based upon 17,126 rsf) which is the percentage obtained by dividing (i) the 17,126 rentable square feet in the Premises by (ii) the 447,917 rentable square feet in the Building. At any time that additional space is leased, Tenant’s proportionate share will change accordingly.

BROKER:	John Grace of GVA Cawley Realty Services, representing the Landlord and Steve Relyea of William C. Jennings Co. representing the Tenant.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:			TENANT:

OVERTON CENTRE, LTD.			PayDay Service LLC

a Texas limited partnership			a limited liability corporation

By:	Overton Centre GP, Inc.		By:	/s/ Ken Rees
	a Texas corporation, its general partner			Ken Rees
				Its:	President
	By:	/s/ Todd K. Ashbrook
Todd K. Ashbrook, Vice President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

(continued)

Exhibit “A”	Legal Description

Exhibit “B”	Floor Plan

Exhibit “C”	Holidays

Exhibit “D”	Leasehold Improvements Agreement

Exhibit “E”	Acceptance of Premises Memorandum

Exhibit “F”	Building Rules and Regulations

Exhibit “G”	Landlord’s Services

Exhibit “H”	Operating Expense Exclusions

Rider No. 100	Lease Guaranty

Rider No. 101	Parking Facilities

Rider No. 102	Tenant’s Option to Renew

Rider No. 103	Option to Expand

Rider No. 104	Right of First Refusal

Rider No. 105	Moving Expense Reimbursement

Rider No. 106	Schedule of Base Rental

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is made and entered into as of the 13th day of December 2006, by and between OVERTON CENTRE, LTD. (“Landlord”) and PayDay Services LLC, a limited liability corporation (“Tenant”).

1. Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the “Basic Lease Information”) executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. The additional terms defined below shall have the respective meanings stated when used elsewhere in this Lease, and such terms and the following basic provisions constitute an integral part of this Lease:

(a) “Normal Business Hours”: From 7:00 a.m. until 6:00 p.m. on weekdays (except Holidays, as defined on Exhibit “C” attached hereto and made a part hereof for all purposes) and from 8:00 a.m. until 1:00 p.m. on Saturdays (except Holidays). Landlord acknowledges that Tenant intends to conduct business operations in the Premises during periods other than Normal Business Hours, specifically 7:00 a.m. to 11:00 p.m. on weekdays and 8:00 a.m. to 4:00 p.m. on Saturdays. Electricity costs for other than Normal Business Hours (“After Hours HVAC Costs”) shall be calculated as described in Rider 107 attached hereto and adjusted annually based on Landlord’s actual costs for such electrical service. Landlord agrees that Tenant, at Tenant’s sole cost and expense, may elect to install a chiller (the “Chiller”) on the roof of the Building, but any installation shall be subject to Landlord’s approval as to the contractor to be used, the location and the design. Tenant must repair any and all damages caused by such installation. If Tenant installs the Chiller, electrical charges for the chiller shall at Tenant’s expense, be separately metered to and paid for directly by Tenant and Tenant shall not be liable for After Hours HVAC Costs.

(b) “Rider”: Collectively, Rider No(s). 100, 101, 102, 103, 104, 105, 106 & 107, which are attached hereto, contain additional provisions of this Lease, and are hereby incorporated in, and made a part of, this Lease.

(c) “Exhibits”: The following Exhibits are attached to and made a part of this Lease for all purposes: “A” - Land; “B” - Definition of Rentable Space/Premises; “C” - Holidays; “D” - Leasehold Improvements Agreement; “E” - Acceptance of Premises Memorandum; “F” - Building Rules and Regulations; “G” - Landlord Services.

2. Lease of Premises. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby leases and takes from Landlord, the Premises, together with the right to use in common with others the Common Areas, for the Lease Term specified herein, all upon and subject to the terms and conditions set forth herein. This Lease and the obligations of Landlord hereunder are conditioned upon faithful performance by Tenant of all of the agreements and covenants herein set out and agreed to by Tenant. Tenant agrees and acknowledges that there is excluded from Tenant’s use of the

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Premises (whether the Premises are or include one or more full floors within the Building) and Landlord hereby expressly reserves for its sole and exclusive use, any and all mechanical, electrical, telephone and similar rooms, janitor closets, elevator, pipe and other vertical shafts and ducts, flues, stairwells, any area above the acoustical ceiling, and any other areas not specifically shown on Exhibit “B” as being part of the Premises.

3. Services by Landlord. As long as Tenant is not in default hereunder, Landlord agrees to furnish those services and utilities to the Premises, which are customarily provided to tenants in comparable suburban office buildings located in the West Fort Worth area, and which shall specifically include the services listed on Exhibit “G” (attached hereto and made a part hereof for all purposes). All of such services shall be provided at Landlord’s cost and expense during Normal Business Hours except as specifically provided to the contrary elsewhere in this Lease. Services provided at times other than during Normal Business Hours shall be at Tenant’s cost and expense, with such charges to be established by Landlord, in Landlord’s sole discretion, and reimbursed to Landlord on demand. Failure to any extent to furnish or any stoppage of said utilities and services resulting from any cause whatsoever (a “Service Failure”) shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained herein. Should any malfunction of the Building improvements or facilities (which by definition do not include any improvements or facilities of Tenant besides Building standard improvements) occur for any reason (a “Malfunction”), Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for rebate or abatement of rent or damages on account of such Malfunction or of any Service Failure occasioned thereby or resulting therefrom. Any provision herein to the contrary notwithstanding, if a Malfunction or Service Failure results in the Premises or any material portion thereof not being reasonably usable by Tenant for its business purpose (“Untenantable”) (unless the Service Failure is caused by a fire or other casualty, in which event Paragraph 22 hereof controls) and same remains uncured for a total of 5 consecutive days after Landlord’s receipt of Tenant’s written notice of the Malfunction or Service Failure, Tenant shall have the following rights and remedies:

(a) Effective on the first day after the 5th consecutive day following such Malfunction or Service Failure, Tenant shall be entitled to an equitable abatement of Base Rental and Additional Rental commensurate to that portion of the Premises rendered Untenantable by the Malfunction or Service Failure calculated on a per square foot basis and ending at the time the Premises are again suitable for use by Tenant for its intended purposes.

4. Additional Rental. (a) Tenant’s Base Rental is based, in part, upon the assumption that Tenant is contributing as its share of the annual Operating Expenses (as defined in paragraph 4(d) hereof) of the Building an amount equal to (i) the Base Expense Amount multiplied by (ii) the Rentable Space in the Premises. Tenant shall during the Lease Term, pay an amount per square foot of Rentable Space within the Premises (“Tenant’s Additional Rental”) equal to the excess from time to time of the Operating Expenses per square foot of Rentable Space in the Building over the Base Expense Amount. Prior to the commencement of

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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each calendar year of Tenant’s occupancy beginning in 2008, Landlord may make a good faith estimate of the anticipated amount of Tenant’s Additional Rental (“Tenant’s Forecast Additional Rental”) and Tenant agrees to pay Tenant’s Forecast Additional Rental in equal monthly installments in advance and without demand on the first day of each calendar month during and throughout the Lease Term and any renewal or extension thereof.

(b) Within 150 days after the end of each calendar year during the Lease Term and any renewal or extension thereof, or as soon as reasonably possible thereafter, Landlord shall provide Tenant a statement showing the Operating Expenses for said calendar year and a statement prepared by Landlord comparing Tenant’s Forecast Additional Rental theretofore paid by Tenant with Tenant’s Additional Rental. In the event that Tenant’s Forecast Additional Rental paid by Tenant exceeds Tenant’s Additional Rental for said calendar year, Landlord, at Landlord’s option, shall either pay Tenant an amount equal to such excess by direct payment to Tenant within thirty (30) days of the date of such statement, or credit such excess payment against the next accruing installment(s) of Tenant’s Forecast Additional Rental. In the event that Tenant’s Additional Rental exceeds Tenant’s Forecast Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference. Such obligation of Landlord to refund and of Tenant to pay shall survive expiration or termination of this Lease. Within 1 year after Landlord furnishes its statement of Operating Expenses for any calendar year (including the Base Year) (the “Audit Election Period”), Tenant may, at its expense, elect to audit Landlord’s Operating Expenses for such calendar year, provided that the audit shall be conducted during Landlord’s normal business hours at the location where Landlord maintains its books and records and shall not unreasonably interfere with the conduct of Landlord’s business. This paragraph shall not be construed to limit, suspend, or abate Tenant’s obligation to pay rent when due, including Tenant’s Forecast Additional Rental. Landlord shall credit any overpayment determined by the audit report against the next rent due and owing by Tenant or, if no further rent is due, refund such overpayment directly to Tenant within thirty (30) days of determination. Likewise, Tenant shall pay Landlord any underpayment determined by the audit report within thirty (30) days of determination. The foregoing obligations shall survive the expiration or termination of this Lease. If Tenant does not give written notice of its election to audit Landlord’s Operating Expenses during the Audit Election Period, Landlord’s Operating Expenses for the applicable calendar year shall be deemed approved for all purposes, and Tenant shall have no further right to review or contest the same. If the audit proves that Landlord’s calculation of Operating Expenses for the calendar year(s) under inspection was overstated by more than three percent (3%), then, Landlord shall pay Tenant’s actual reasonable out-of-pocket audit and inspection fees applicable to the review of the effected calendar year statement within thirty (30) days after receipt of Tenant’s invoice therefor.

(c) Notwithstanding anything to the contrary contained herein, if the Building is not fully occupied during any calendar year of the Lease Term including calendar year 2007, Operating Expenses (or such components thereof as vary with occupancy), Electrical Expenses, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental for purposes of this Paragraph 4 shall be determined as if the Building had been fully occupied during such year and Operating Expenses had been in an amount which would be normal if the Building were fully occupied. For the purposes of this Lease, “fully occupied” shall mean occupancy of ninety-five percent (95%) of the total Rentable Space in the Building.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(d) The term “Operating Expenses” shall mean all costs of ownership, management, operation (specifically excluding the cost of electricity to the Complex, including the Building and related improvements and including any taxes) and maintenance of the Complex, including the Building, and all other improvements located in the Complex and any and all appurtenances thereto (the “Common Facilities”), all accrued and based on an annual period consisting of a calendar year. The amortization of any capital projects completed prior to the starting date of the Lease will be excluded. The term “taxes” shall mean all taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Complex (or its operation), and the grounds, parking areas, driveways, and alleys around the Complex, excluding, however, federal and state taxes on income; if the present method of taxation changes so that in lieu of the whole or any part of any taxes levied on the Landlord or Complex, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Complex, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term “taxes” for the purposes hereof. Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Complex, and all rights to receive notices of re-appraisement as set forth in Sections 41.413 and 42.015 of the Texas Tax Code. Nothing contained herein shall prevent Landlord from separating the buildings, including the Building, in the Complex and re-calculating Operating Expenses, based on charges allocable solely to the Building, together with a portion of shared expenses with the other buildings in the Complex. Notwithstanding the foregoing, Operating Expenses shall specifically exclude the expenditures listed on Exhibit “H” attached hereto and incorporated herein for all purposes. NOTWITHSTANDING ANYTHING TO THE CONTRARY, TENANT SHALL BE LIABLE FOR THE ACTUAL INCREASES IN UNCONTROLLABLE OPERATING EXPANSES (DEFINED AS TAXES, INSURANCE, AND UTILITIES). TENANT SHALL ALSO BE LIABLE FOR THE INCREASE IN ALL OTHER CONTROLLABLE EXPENSES, NOT TO EXCEED 8% PER CALENDAR YEAR (COMPOUNDED CUMULATIVE ON AN ANNUAL BASIS) FOR THE FULL LEASE TERM.

5. Electricity. (a) The term Electrical Expenses shall mean all costs for electricity and utilities for the Premises and the Complex. Tenant’s Base Rental is based, in part, upon the assumption that Tenant is contributing as its share of the annual Electrical Expenses (as defined in paragraph 5(a) hereof) of the Building an amount equal to (i) the Electrical/Utility Base Expense Amount multiplied by (ii) the Rentable Space in the Premises. Tenant shall during the Lease Term, pay an amount per square foot of Rentable Space within the Premises (“Tenant’s Additional Electrical Rental”) equal to the excess from time to time of the Electrical Expenses per square foot of Rentable Space in the Building over the Electrical/Utility Base Expense Amount. Prior to the commencement of each calendar year of Tenant’s occupancy beginning in 2008, Landlord may make a good faith estimate of the anticipated amount of Tenant’s Additional

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Electrical Rental (“Tenant’s Forecast Additional Electrical Rental”) and Tenant agrees to pay Tenant’s Forecast Additional Electrical Rental in equal monthly installments in advance and without demand on the first day of each calendar month during and throughout the Lease Term and any renewal or extension thereof.

(b) Within 150 days after the end of each calendar year during the Lease Term and any renewal or extension thereof, or as soon as reasonably possible thereafter, Landlord shall provide Tenant a statement showing the Electrical Expenses for said calendar year and a statement prepared by Landlord comparing Tenant’s Forecast Additional Electrical Rental theretofore paid by Tenant with Tenant’s Additional Electrical Rental. In the event that Tenant’s Forecast Additional Electrical Rental paid by Tenant exceeds Tenant’s Additional Electrical Rental for said calendar year, Landlord, at Landlord’s option, shall either pay Tenant an amount equal to such excess by direct payment to Tenant within thirty (30) days of the date of such statement, or credit such excess payment against the next accruing installment(s) of Tenant’s Forecast Additional Electrical Rental. In the event that the Tenant’s Additional Electrical Rental exceeds Tenant’s Forecast Additional Electrical Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference. Such obligation of Landlord to refund and of Tenant to pay shall survive expiration or termination of this Lease. Within 1 year after Landlord furnishes its statement of Electrical Expenses for any calendar year (including calendar year 2007) (the “Electrical Audit Election Period”), Tenant may, at its expense, elect to audit Landlord’s Electrical Expenses for such calendar year, provided that the audit shall be conducted during Landlord’s normal business hours at the location where Landlord maintains its books and records and shall not unreasonably interfere with the conduct of Landlord’s business. This paragraph shall not be construed to limit, suspend, or abate Tenant’s obligation to pay rent when due, including Tenant’s Forecast Additional Electrical Rental. Landlord shall credit any overpayment determined by the audit report against the next rent due and owing by Tenant or, if no further rent is due, refund such overpayment directly to Tenant within thirty (30) days of determination. Likewise, Tenant shall pay Landlord any underpayment determined by the audit report within thirty (30) days of determination. The foregoing obligations shall survive the expiration or termination of this Lease. If Tenant does not give written notice of its election to audit Landlord’s Electrical Expenses during the Electrical Audit Election Period, Landlord’s Electrical Expenses for the applicable calendar year shall be deemed approved for all purposes, and Tenant shall have no further right to review or contest the same. If the audit proves that Landlord’s calculation of Electrical Expenses for the calendar year(s) under inspection was overstated by more than three percent (3%), then, Landlord shall pay Tenant’s actual reasonable out-of-pocket audit and inspection fees applicable to the review of the effected calendar year statement within thirty (30) days after receipt of Tenant’s invoice therefor. If Landlord reasonably believes that Tenant is consuming substantially more than its proportionate share of electrical power allocable to the Premises, Landlord may, in its commercially reasonable discretion, require the Premises to be submetered, with the cost of such submetering to be at the sole cost and expense of Tenant. Without Landlord’s prior written consent, Tenant shall not install any equipment (such as, without limitation, tabulating or computing equipment) in the Premises that will require any electrical current or equipment for its use other than that supplied by Landlord for normal office

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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usage, and the cost of special electrical installations approved by Landlord shall be paid by Tenant to Landlord on demand. Landlord has approved of the equipment Tenant intends to install initially in the Premises as being within the electrical guidelines of the Building based on the information provided by Tenant and attached hereto as an Exhibit.

6. Payments and Performance. Tenant agrees to pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided, without any setoff, deduction or counterclaim whatsoever. Should this Lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The Base Rental for the first partial month, if any, shall be payable at the beginning of said period or as Prepaid Rental. The obligation of Tenant to pay such rent is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent. Time is of the essence in the performance of all of Tenant’s obligations hereunder. Any amount which becomes owing by Tenant to Landlord hereunder shall bear interest at [****] from the due date until paid. In addition, at Landlord’s option, but only to the extent allowed by applicable law and not in excess of the amount allowed by applicable law, Tenant shall pay a late charge in the amount (as solely determined by Landlord) of up to [****] of any installment of rental hereunder which is not paid within five (5) days of the date on which it is due in order to compensate Landlord for the additional expense involved in handling delinquent payments.

7. Tenant Plans and Specifications - Installation of Improvements. Landlord will install or cause to be installed in the Premises all improvements shown on the Approved Working Drawings (as defined in Exhibit “D” attached hereto) upon the terms and conditions set forth in the Leasehold Improvements Agreement attached hereto as Exhibit “D” and made a part hereof.

8. Completion of Improvements and Commencement of Rent. If the Premises are not ready for occupancy by Tenant on the Commencement Date pursuant to the terms of Exhibit “D”, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect, including the obligation of Tenant to commence paying rent on the Commencement Date, provided that if the Premises are not ready for occupancy on the Commencement Date for any reason other than Tenant’s Delay (as defined in Exhibit “D”), then the rent shall abate and not commence until the date the leasehold improvements to the Premises are substantially complete or until the date Tenant commences occupancy of any portion of the Premises, whichever first occurs (such first occurring date being herein referred to as the “Actual Commencement Date”). Any such abatement of rent, however, shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the Commencement Date. If the Premises are not ready for occupancy by Tenant on the Commencement Date, the number of months of the Lease Term will remain as stated in the Basic Lease Information, and the Lease Term will commence on the Actual Commencement Date. Notwithstanding the foregoing, if Tenant, with Landlord’s consent, occupies the Premises after substantial completion of Tenant’s leasehold improvements but prior

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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to the beginning of the Lease Term set forth herein, all of the terms and provisions of this Lease shall be in full force and effect from the commencement of such occupancy and the Lease Term shall commence on the earlier date on which Tenant first occupies the Premises and shall expire the same number of months thereafter as shown in the Basic Lease Information and no change shall occur in the length of the Lease Term. By moving into the Premises or taking possession thereof, Tenant accepts the Premises as suitable for the purposes for which the same are leased and accepts the Building and every appurtenance thereof, and waives any and all defects therein (except latent defects) and on request from Landlord, Tenant shall promptly execute and deliver to Landlord an Acceptance of Premises Memorandum in the form attached hereto as Exhibit “E” and made a part hereof for all purposes.

9. Relocation of Premises. Intentionally Deleted.

10. Repairs and Reentry. Tenant will, at Tenant’s own cost and expense, maintain and keep the Premises and any alterations and additions thereto in sound condition and good repair, and shall pay for the repair of any damage or injury done to the Building or any part thereof by Tenant or Tenant’s agents, employees and invitees; provided, however, that Tenant shall make no repairs to the Premises without the prior written consent of Landlord. The performance by Tenant of its obligation to maintain and make repairs shall be conducted only by contractors approved by Landlord after plans and specifications therefore have been approved by Landlord. Tenant will not commit or allow any waste or damage to be committed on any portion of the Premises, and upon the termination of this Lease by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at date of possession, ordinary wear and tear and damages resulting from casualty or condemnation excepted. Upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises. Notwithstanding the foregoing provisions of this Paragraph 10, any repairs to the Premises or the Building that are necessitated because of any damage caused by fire or other casualty shall be governed by the provisions of Paragraph 22 below. Landlord shall be responsible for maintenance to the exterior, structural and Common Areas of the Building. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) standard mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building generally; (3) Common Areas and Common Facilities; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall promptly make repairs (taking into account the nature and urgency of the repair) for which Landlord is responsible.

11. Assignment and Subletting. In the event that Tenant desires to encumber this Lease, assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, Tenant shall notify Landlord in writing and shall state the name of the proposed assignee, sublessee or other transferee and the terms of the proposed assignment, sublease or transfer. Tenant shall also provide financial information and state and provide information requested by Landlord as to the nature and character of the business of the proposed assignee, sublessee or transferee. Landlord shall have

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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the option to retake possession of the Premises and terminate this Lease as of the date on which the proposed assignment, sublease or other transfer was to become effective unless such proposed sublease was for less than 40% of the Premises or for a term shorter than the remaining Lease Term. Landlord must exercise such option to retake the Premises by giving written notice to Tenant within thirty (30) days after receipt of Tenant’s notice or Landlord will be deemed to have rejected its option to retake the Premises. If Landlord fails to exercise its option to retake the Premises or does not have such right, Tenant shall not assign or mortgage this Lease or any right hereunder or interest herein, and Tenant shall not sublet the Premises in whole or in part or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. Any such assignment, mortgage or subletting without such consent shall be void and shall, at the sole option of the Landlord, be deemed an event of default by Tenant under this Lease. Notwithstanding any assignment or subletting consented to by Landlord, Tenant and any guarantor of Tenant’s obligations under this Lease and each assignee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant’s other covenants and obligations under this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this Paragraph except as to the specific instance covered thereby. In the event that the monthly rental per square foot of space subleased which is payable by any sublessee to Tenant shall exceed the monthly rental per square foot for the same space payable for the same month by Tenant to Landlord (including any bonuses or any other consideration paid directly or indirectly by the sublessee to Tenant), Tenant shall be obligated to pay one hundred percent (100%) of the amount of such excess to Landlord as additional rent hereunder on the same date it is received by Tenant from the sublessee less reasonable and verifiable costs incurred by Tenant in obtaining the subtenant. In the event Tenant shall receive any consideration from an assignee other than the assumption by the assignee of Tenant’s obligations hereunder, Tenant shall be obligated to pay one hundred percent (100%) of such consideration to Landlord as additional rent hereunder less reasonable and verifiable costs incurred by Tenant in obtaining the assignee on the same date it is received by Tenant. Landlord, at Landlord’s option, may elect to require that rental payable by any sublessee be paid directly to Landlord and offset Tenant’s rent obligations accordingly. At no time during the Lease Term shall Tenant be entitled to advertise the Premises for sublease without the prior written consent of Landlord, such consent not to be unreasonably withheld. If Tenant is a corporation or partnership, an assignment prohibited by this Paragraph 11 shall be deemed to include one or more sales or transfers, by operation of law or otherwise, or creation of new stock or partnership interests, by which a majority of the voting shares of the corporation or interests in the partnership shall be vested in a party or parties who are not owners of a majority of the voting shares or partnership interests of Tenant as of the date hereof; provided, however, that the foregoing provisions of this sentence shall not be applicable if (i) Tenant’s stock is listed on a recognized securities exchange or (ii) at least eighty percent (80%) of Tenant’s stock is owned by a corporation whose stock is listed on a recognized securities exchange. For the purposes hereof, stock ownership shall be determined in accordance with the principles set forth in section 544 of the Internal Revenue Code of 1986, as amended to the date hereof. Any transfer by operation of law shall also constitute an assignment prohibited by this Paragraph 11. Tenant shall reimburse Landlord, on

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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demand, for its reasonable attorneys’ fees and other expenses incurred in connection with considering any request for Landlord’s consent to an assignment or sublease of the Premises. Notwithstanding the foregoing, the following shall not be considered an assignment or transfer prohibited hereunder or which otherwise requires Landlord’s consent: the assignment of this Lease to any successor of Tenant (1) into which or with which Tenant is merged or consolidated, (2) arising from the transfer of Tenant’s entire interest under this lease made in conjunction with the transfer of a majority of the assets and liabilities of Tenant, or (3) arising from the acquisition of the assets and liabilities of another entity by Tenant; so long as in each of the general and specific circumstances described in (1), (2) and (3) of this Paragraph 11, the surviving entity shall have a level of creditworthiness equal to or greater than the level of creditworthiness of Tenant prior to the applicable level of creditworthiness of Tenant prior to the applicable event.

12. Alterations and Additions by Tenant. Tenant shall make no alterations in or additions to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld or delayed; provided, however, with regard to alterations or additions that would affect the Building’s structure or its HVAC, plumbing, electrical or mechanical systems, Landlord’s consent shall be in its sole and absolute discretion. All alterations, additions, and improvements made to or fixtures or improvements placed in or upon the Premises by either party (except only moveable trade fixtures of Tenant) shall be deemed a part of the Building and the property of the Landlord at the time they are placed in or upon the Premises, and they shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, unless Landlord shall elect otherwise, whether such termination shall occur by the lapse of time or otherwise. In the event Landlord shall elect that certain alterations, additions and improvements made by Tenant in the Premises shall be removed by Tenant, Tenant shall remove them and Tenant shall restore the Premises to its original condition, at Tenant’s own cost and expense, prior to the termination of the Lease Term. Alterations and additions to the Premises will be performed by Landlord at Tenant’s cost and expense. Tenant acknowledges that Landlord’s approval of any alterations or additions shall not be a representation by Landlord that such alterations, additions or improvements comply with applicable laws.

13. Legal Use; Violations of Insurance Coverage; Nuisance. Tenant will not occupy or use any portion of the Premises for any purpose other than the Sole Permitted Use or for any purpose which is unlawful or which, in the reasonable judgment of Landlord, is disreputable or which is hazardous due to risk of fire, explosion or other casualty, nor permit anything to be done which will in any way (i) increase the rate of fire and casualty insurance on the Building or its contents, or (ii) tend to lower the first-class character and reputation of the Building, or (iii) create unreasonable elevator loads or otherwise interfere with standard Building operations, or (iv) affect the structural integrity or design capabilities of the Building or (v) result in the storage of any hazardous materials or substances at the Building. In the event that, by reason of any act or conduct of business of Tenant, there shall be any increase in the rate of insurance on the Building or its contents created by Tenant’s acts or conduct of business, then Tenant hereby agrees to pay Landlord the amount of such increase within 30 days after written notice containing evidence that the increase results solely from Tenant’s actions. Tenant shall not erect, place, or allow to be placed any sign, advertising matter, stand, booth or showcase in, upon or

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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visible from the vestibules, halls, corridors, doors, outside walls, outside windows or pavement of the Building or the Land without the prior written consent of Landlord. Tenant will conduct its business, and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with, annoy or disturb other tenants or Landlord in the management of the Building.

14. Laws and Regulations. Tenant at its sole expense will maintain the Premises in a clean, safe and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Premises. Landlord represents that Landlord has no actual knowledge that the Building and the Complex are, as of the Lease Execution Date not in compliance with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the Complex.

15. Indemnity, Liability and Loss or Damage. Landlord shall not be liable to Tenant or Tenant’s agents, employees, guests, invitees or any person claiming by, through or under Tenant for any injury to person, loss of or damage to property, or for loss of or damage to Tenant’s business, occasioned by or through the acts or omissions of Landlord, or by any cause whatsoever except for any thereof arising solely from or out of Landlord’s gross negligence or willful wrongdoing. Unless arising solely from or out of Landlord’s gross negligence or willful wrongdoing, Landlord shall not be liable for, and Tenant shall indemnify Landlord and save it harmless from, all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Premises or the occupancy or use by Tenant of the Premises or any part thereof. Tenant acknowledges and agrees that its indemnity obligations hereunder cover and relate to, without limitation, any negligent action and/or omission (whether joint, comparative or concurrent) of Landlord and Landlord’s agents, servants and employees. If Landlord shall be made a party to any action commenced by or against Tenant, Tenant shall protect and hold Landlord harmless therefrom and on demand shall pay all costs, expenses, and reasonable attorney’s fees incurred by Landlord in connection therewith. Unless arising solely from or out of Tenant’s gross negligence or willful wrongdoing, Tenant shall not be liable for, and Landlord shall indemnify Tenant and save it harmless from, all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Complex (excluding the Premises). Landlord acknowledges and agrees that its indemnity obligations hereunder cover and relate to, without limitation, any negligent action and/or omission (whether joint, comparative or concurrent) of Tenant and Tenant’s agents, servants and employees. If Tenant shall be made a party to any action commenced by or against Landlord, Landlord shall protect and hold Tenant harmless therefrom and on demand shall pay all costs, expenses, and reasonable attorney’s fees incurred by Tenant in connection therewith.

16. Rules of the Building. Provided Landlord enforces the Rules and Regulations of the Building uniformly against all tenants of the Complex, Tenant will comply fully, and will cause Tenant’s agents, employees, and invitees to comply fully with all Rules and Regulations of

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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the Building which are attached hereto as Exhibit “F” and made a part hereof as though fully set out herein. As more particularly provided therein, Landlord shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner as Landlord may deem advisable for the safety, protection, care and cleanliness of the Building and appurtenances and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be complied with and observed by Tenant and Tenant’s agents, employees and invitees.

17. Entry for Repairs and Inspection. Landlord and its agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in an emergency, at any hour) to inspect same or clean or make repairs or alterations or additions to the Building and the Premises (whether structural or otherwise) as Landlord may deem necessary, and during the continuance of any such work, Landlord may temporarily close doors, entryways, public spaces and corridors and interrupt or temporarily suspend Building services and facilities, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, and will be required to be accompanied by a representative of Tenant. During the Lease Term, Landlord may exhibit the Premises to prospective purchasers and lenders at reasonable hours and upon prior notice to Tenant. Furthermore, during the one-year period prior to the expiration date of this Lease, Landlord and Landlord’s agents may exhibit the Premises to prospective tenants during Normal Business Hours and upon prior notice to Tenant. Landlord shall use commercially reasonable efforts in connection with any such entry to minimize any interference with the operations and normal office routine of Tenant.

18. Condemnation. If all of the Premises, or so much thereof as would materially interfere with Tenant’s use of the remainder, shall be taken or condemned for any public use or purpose by right of eminent domain, with or without litigation, or be transferred by agreement in connection with or in lieu of or under threat of condemnation, then the Lease Term and the leasehold estate created hereby shall terminate as of the date title shall vest in the condemnor or transferee. If all or any portion of the Building is taken or condemned or transferred as aforesaid, Landlord shall have the option to terminate this Lease effective as of the date title shall vest in the condemnor or transferee. Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto. However, Tenant may file a separate claim at its sole cost and expense for Tenant’s property and Tenant’s reasonable relocation expenses.

19. Abandoned Property. All personal property of Tenant remaining in the Premises after the termination or expiration of the Lease Term or after the abandonment of the Premises by Tenant may be treated by Landlord as having been abandoned by Tenant and Landlord may, at its option and election, thereafter take possession of such property and either (i) declare same to be the property of Landlord, or (ii) at the cost and expense of Tenant, store and/or dispose of such property in any manner and for whatever consideration, Landlord, in its sole discretion, shall deem advisable. Tenant shall be presumed conclusively to have abandoned the Premises if

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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the amount of Tenant’s property removed by Tenant from the Premises is substantial enough to indicate a probable intent to abandon the Premises and such removal is not in the normal course of Tenant’s business, or if Tenant removes any material amount of Tenant’s personal property from the Premises, at a time when Tenant is in default in the payment of rental due hereunder or in the performance of any other obligation of Tenant hereunder and such removal is not in the normal course of Tenant’s business.

20. Holding Over. Should Tenant continue to hold the Premises after this Lease terminates, whether by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Landlord in writing, constitute and be construed as a monthly tenancy at will at a monthly rental amount equal to one hundred fifty percent (150%) of the amount of the monthly rental payable during the last month prior to the termination of this Lease (except that during the first 30 days of such holdover the monthly rental amount will equal 125% of such amount), and upon and subject to all of the other terms and provisions set forth herein except any right to renew this Lease, expand the Premises or lease additional space. This provision shall not be construed, however, as permission by Landlord for Tenant to holdover.

21. Fire and Casualty. (a) If the Premises are damaged by fire or other casualty then in such event Landlord shall, in its sole discretion, either (i) enter and make the necessary repairs without affecting this Lease, or (ii) terminate this Lease by giving written notice thereof to Tenant within sixty (60) days of such fire or other casualty in which event Tenant shall pay the rent hereunder apportioned to the time of such damage and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

(b) In the event the Building is so badly damaged or injured by fire or other casualty, even though the Premises may not be affected, that Landlord decides, within ninety (90) days after such destruction, not to rebuild or repair the Building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the date of damage in the notice from Landlord to Tenant, and the Tenant shall pay rent hereunder apportioned to the date of damage and shall pay all other obligations of Tenant owing on the date of damage, and Tenant shall immediately surrender the Premises to Landlord.

(c) In the event the Lease is not terminated, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and/or the Premises to substantially the same condition as existed immediately prior to the date of damage. All rent shall abate for the portion of the Premises that is not usable by Tenant from the date of damage until substantial completion of the repairs and restoration required to be made by Landlord pursuant to this Paragraph.

22. Entire Agreement and Amendment No Representations or Warranties; No Memorandum of Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises, and representations made by either party to the other

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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concerning the subject matter hereof and the terms applicable hereto. It is expressly agreed by Tenant, as a material consideration to Landlord for the execution of this Lease, that there have been no representations, understandings, stipulations, agreements or promises pertaining to the Premises, the Building or this Lease not incorporated in writing herein. This Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. LANDLORD’S DUTIES AND WARRANTIES ARE LIMITED TO THOSE SET FORTH IN THIS LEASE, AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR WARRANTIES, ALL OF WHICH ARE HEREBY DISCLAIMED BY LANDLORD AND WAIVED BY TENANT. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANT’S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the Building is located without the prior written consent of Landlord.

23. Transfer of Landlord’s Rights. In the event Landlord transfers its interest in the Building, Landlord shall thereby automatically be released from any further obligations arising hereunder after the date of the transfer, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided the successor in interest assumes in writing all obligations of Landlord hereunder from and after the date of such transfer.

24. Default. (a) The following events shall be deemed to be events of default (herein so called) by Tenant under this Lease: (i) Tenant shall fail to pay any rental or other sum payable by Tenant hereunder as and when such rental or other sum becomes due and payable and such failure continues for 5 business days after written notice thereof from Landlord; provided, however, Landlord shall not be obligated to provide notice more than two (2) times in any twelve (12) month period; (ii) Tenant shall fail to comply with any other provision, condition or covenant of this Lease and any such failure is not cured within thirty (30) days after Landlord gives written notice of such failure to Tenant (or if such failure is not capable of being cured within such 30 day period, the cure is not commenced within 30 days and diligently pursued to completion not to exceed 90 days); (iii) Tenant shall assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord except as otherwise allowed under this Lease; (iv) any petition shall be filed by or against Tenant or any guarantor of Tenant’s obligations under this Lease pursuant to any section or chapter of the present federal Bankruptcy Act or under any future federal Bankruptcy Act or under any similar law or statute of the United States or any state thereof (which as to any involuntary petition shall not be and remain discharged or stayed within a period of sixty (60) days after its entry), or Tenant or any guarantor

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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of Tenant’s obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present federal Bankruptcy Act or under any future federal bankruptcy act or under any similar law or statute of the United States or any state thereof; (v) Tenant or any guarantor of Tenant’s obligations under this Lease shall become insolvent or make a transfer in fraud of creditors; (vi) Tenant or any guarantor of this Lease shall make an assignment for the benefit of creditors; or (vii) a receiver or trustee shall be appointed for Tenant or any guarantor of this Lease or for any of the assets of Tenant or any guarantor of this Lease.

(b) Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any further notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease: (i) Enforce, by all legal suits and other means, its rights hereunder, including the collection of Base Rental, Tenant’s Additional Rental and other sums payable by Tenant hereunder without reentering or resuming possession of the Premises and without terminating this Lease; and (ii) Terminate this Lease by issuing written notice of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord. Tenant shall pay to Landlord as damages on the same days as Base Rental, Tenant’s Additional Rental and other payments which are expressed to be due under the provisions of this Lease, the total amount of such Base Rental, Tenant’s Additional Rental and other payments, less such part, if any, of such payments that Landlord shall have been able to collect from a new tenant upon reletting. Landlord shall use reasonable efforts to mitigate damages by reletting the Premises. Landlord shall have the right at any time to demand final settlement. Upon demand for a final settlement, Landlord shall have the right to receive, and Tenant hereby agrees to pay, as damages for Tenant’s breach, the difference between the total rental provided for in this Lease for the remainder of the Lease Term and the reasonable rental value of the Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest allowed by law (at the time the demand for final settlement is made) when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of 6% per annum). Tenant agrees to reimburse Landlord immediately upon demand for any reasonable expenses which Landlord may incur in its actions pursuant to this Subparagraph, and Tenant further agrees that Landlord shall not be liable for damages resulting to Tenant from such action unless caused by the negligence of Landlord. In addition to all remedies specified above, if Tenant is delinquent in rentals or other monetary payments due under the Lease, Landlord may enter upon the Premises and change, alter, or modify the door locks on all entry doors of the Premises, and permanently or temporarily exclude Tenant, and its agents, employees, representatives and invitees, from the Premises; and in such event, Landlord shall not be obligated to provide Tenant with a key to reenter the Premises until such time as all delinquent rent and other amounts due under this Lease have been paid in full, and only during Landlord’s Normal Business Hours. Landlord’s exclusion of Tenant from the Premises pursuant to the immediately preceding sentence shall not constitute a permanent exclusion of Tenant from the Premises or a termination of this Lease unless Landlord so notifies Tenant in writing; moreover, Landlord shall not be obligated to place a written notice on the Premises on the front door thereof explaining Landlord’s action or stating the name, address or telephone number of any individual or company from which a new key may be obtained.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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25. Waiver; Attorney’s Fees. Landlord’s acceptance of rent following an event of default hereunder shall not be construed as Landlord’s waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The failure of Landlord to enforce any of the Rules and Regulations described in Paragraph 16 against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. If Landlord brings any action under this Lease, or consults or places this Lease or any amount payable by Tenant hereunder with an attorney for the enforcement of any of Landlord’s rights hereunder, then Tenant agrees to pay to Landlord on demand from Landlord the reasonable attorney’s fees and other costs and expenses incurred by Landlord in connection therewith.

26. Quiet Possession. Landlord hereby covenants that Tenant, upon paying rent as herein reserved, and performing all covenants and agreements herein contained on the part of Tenant, shall and may peacefully and quietly have, hold and enjoy the Premises without any disturbance from Landlord or from any other person claiming by, through or under Landlord, subject to the terms, provisions, covenants, agreements and conditions of this Lease, specifically including, but without limitation, the matters described in Paragraph 34 hereof.

27. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

28. Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant upon the occurrence of any event of default by Tenant or upon termination of this Lease. Landlord may commingle the Security Deposit with other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant within thirty (30) days following the expiration of the Lease Term. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of, or any other matter relating to, such Security Deposit.

29. No Subrogation; Insurance. (a) Tenant hereby waives any cause of action it might have against Landlord on account of any loss or damage that is insured against under any insurance policy that covers the Premises, Tenant’s fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured. Landlord hereby waives any cause of action it might have against Tenant because of any loss or damage that is insured against under any insurance policy that covers the Building or any property of Landlord used in connection with the Building and which names Landlord as a party insured, provided that Tenant shall remain liable to Landlord for the amount of Landlord’s deductible, provided such deductible is commercially reasonable. This provision is cumulative of Paragraph 15.

(b) Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Premises, the limits of such policy or policies to be in an amount not less than [****] with respect to injuries to or death of any one person and in an amount of not less than [****] with respect to any one accident or disaster, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation, expiration or material alteration of such insurance. It is recommended that Tenant carry fire and extended coverage insurance on its personal property, as Landlord shall in no event be required to rebuild, repair or replace any part of the furniture, equipment, personal property, fixtures and other improvements which may have been placed by Tenant on or within the Premises.

(c) Landlord shall procure and maintain throughout the Lease Term: (1) commercial general liability insurance applicable to the Complex which provides, on an occurrence basis, a minimum combined single limit of no less than [****] (coverage in excess of [****] may be provided by way of an umbrella/excess liability policy); and (2) causes of loss-special form (formerly “all risk”) property insurance on the Complex in the amount of the replacement cost thereof, as reasonably estimated by Landlord. The foregoing insurance and any other insurance carried by Landlord may be effected by a policy or policies of blanket insurance. Landlord represents that it currently maintains an umbrella policy in the amount of [****]. Landlord agrees that during the term of this Lease, Landlord shall maintain at least [****] of coverage under its umbrella policy.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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30. Binding Effect. The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Paragraphs 11, 24 and 41 hereof.

31. Notice. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given 3 days after deposited in the United States mail, certified or registered, return receipt requested, with sufficient postage prepaid, 1 day after delivered to a same day or overnight courier service, or when hand delivered, addressed to the respective party to whom notice is intended to be given at the address of such party set forth on the Basic Lease Information. Either party hereto may at any time by giving written notice to the other party in the aforesaid manner designate any other address, which, in regard to notices to be given to Tenant, must be within the continental United States, in substitution of the foregoing address to which any such notice shall be given.

32. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than the person(s) listed in the Basic Lease Information as the Broker(s). Except for any compensation agreed to by Landlord in a separate agreement between Landlord and the Broker(s) and which shall be the responsibility of Landlord, Landlord and Tenant each agree to indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

33. Subordination. This Lease and all rights of Tenant hereunder are subject and subordinate to any deed of trust, mortgage or other instrument of security which does now or may hereafter cover the Building and the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deed of trust, mortgage or instrument of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that, in the judgment of Landlord, may be necessary or proper to confirm or evidence such subordination. Tenant further covenants and agrees upon demand by Landlord’s mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deed of trust, mortgage or other instrument of security, or sale of the Building pursuant to any such deed of trust, mortgage or other instrument of security or voluntary sale, to attorn to the purchaser upon any such sale and to recognize and attorn to such purchaser as Landlord under this Lease, provided such purchaser performs all of Landlord’s obligations under the Lease and agrees not to disturb Tenant’s possession of the Premises. Landlord shall use reasonable efforts to obtain, within sixty days after the Lease Execution Date, a commercially reasonable nondisturbance agreement for the benefit of Tenant from the beneficiary under any deed of trust, mortgage or other security interest (“Mortgagee”) covering the Complex. Tenant’s subordination to any future Mortgagee is conditioned upon Tenant receiving a commercially reasonable form of nondisturbance agreement from such Mortgagee.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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34. Joint and Several Liability. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor(s) of Tenant’s obligations hereunder, the obligations of Tenant shall be joint and several obligations of Tenant and each such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against each such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord’s rights, the failure to give Tenant or any such guarantor any notices, or the release of any party liable for the payment or performance of any of Tenant’s obligations hereunder.

35. Building Name and Address. Landlord reserves the right at any time to change the name by which the Building is designated and its address, and Landlord shall have no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change or address change of the Building.

36. Estoppel Certificates. Tenant agrees to furnish from time to time, within ten (10) days following the request by Landlord or any successor to Landlord or by the holder of any deed of trust or mortgage covering the Land and Building or any interest of Landlord therein, an estoppel certificate signed by Tenant in form and substance satisfactory to Landlord and any such lender, in their sole discretion. Tenant’s failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord’s performance, and (iii) that no rent has been paid in advance except as set forth in this Lease. From time to time, but not more than two (2) times per calendar year Tenant will provide to Landlord within ten (10) days following Landlord’s request, current financial statements certified by Tenant to be true and correct in all material respects.

37. Mechanic’s Liens. Nothing contained in this Lease shall authorize Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or the Building or any part thereof; and if any mechanic’s or materialman’s lien is filed or claimed against the Premises or Building or any part thereof in connection with any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant will promptly pay same or cause it to be bonded around or released of record.

38. Taxes and Tenant’s Property. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and if Landlord elects to pay the same or if the assessed value of Landlord’s property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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39. Constructive Eviction. Tenant shall not be entitled to claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of said notice.

40. Landlord’s Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land (which shall include (a) the proceeds of sale received upon execution of a judgment in favor of Tenant and levy thereon against the right, title, and interest of Landlord in the Complex, and (b) the consideration received by Landlord from the sale or other disposition of all or any part of Landlord’s right, title, and interest in the Complex), and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

41. Execution by Landlord. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights with respect hereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease already executed and delivered by Tenant to Landlord, and deliver the same to Tenant.

42. Miscellaneous. The following provisions shall be applicable hereto: (i) no waiver by Landlord of any of its rights or remedies hereunder, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Landlord; no delay or omission in the exercise or enforcement by Landlord of any rights or remedies shall ever by construed as a waiver of any right or remedy of Landlord; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Landlord; (ii) this Lease is for the sole benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns, and it is not for the benefit of any third party; (iii) words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires; and (iv) whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, neither party shall be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages and/or unavailability of labor or materials, war, governmental laws, regulations or restrictions, or any other cause of any kind whatsoever which are beyond the reasonable control of such party.

43. Telecommunications. (a) Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(b) Tenant expressly understands and agrees that Landlord reserves the right to grant or deny access (to the Building or any portion thereof, including, without limitation, the Premises) to any telecommunications service provider whatsoever, and that Tenant shall have no right to demand or attempt to require Landlord to grant any access to any such telecommunications service provider. Moreover, Tenant acknowledges and agrees that, in the event any such telecommunications service provider desires access to the Building to serve any or all tenants thereof, such access shall be prescribed and governed by the terms and provisions of Landlord’s standard Telecommunications License Agreement, which must be executed and delivered to Landlord by such telecommunications service provider before it is allowed any access whatsoever to the Building.

44. Removal of Electrical and Telecommunications Wires. (a) Landlord May Elect to Either Remove or Keep Wires. Landlord may, at Landlord’s sole cost and expense, either: (i) retain any or all wiring, cables, risers, and similar installations appurtenant thereto installed by Tenant in the risers of the Building (“Wiring”); or (ii) remove any or all such Wiring and restore the Premises and risers to their condition existing prior to the installation of the Wiring.

45. Landlord’s Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys’, engineers’ or architects’ fees (not to exceed a total of $1,000), within ten days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

46. Hazardous and Toxic Materials. (a) For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials and all other materials, substances, wastes and chemicals classified as hazardous or toxic substances, materials, wastes or chemicals or otherwise regulated under then-current applicable governmental laws, rules or regulations.

(b) Tenant shall not knowingly incorporate into, or use or otherwise place or dispose of at, the Premises, the Building or on the Land any hazardous or toxic materials, except for use and storage of cleaning and office supplies used in the ordinary course of Tenant’s business and then only if (i) such materials are in small quantities, properly labeled and contained, and (ii) such materials are used, transported, stored, handled and disposed of in accordance with all applicable governmental laws, rules and regulations. Landlord shall have the right, but not the obligation, to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials.

(c) If Tenant ever has any knowledge of the presence in the Premises or the Building or the Land of hazardous or toxic materials which affect the Premises, Tenant shall notify Landlord in writing promptly after obtaining such knowledge. Tenant acknowledges that

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Landlord has advised Tenant of the existence of asbestos containing materials used during the initial construction of the Building. An operation and maintenance plan has been established to monitor such materials and has been made available to Tenant; however, the Environmental Protection Agency (EPA) has concluded that “The presence of asbestos in a building does not mean that the health of building occupants is endangered.” The EPA further states “If asbestos-containing material (ACM) remains in good condition and is unlikely to be disturbed, exposure will be negligible.”

(d) If Tenant or its employees, agents or contractors shall ever violate the provisions of Paragraph (b) of this subsection or otherwise contaminate the Premises or the Property, then Tenant shall, at its sole cost and expense, cleanup, remove and dispose of the material causing the violation, or remove or remediate the contamination in compliance with all applicable governmental standards, laws, rules and regulations and then prevalent industry practice and standards and shall repair any damage to the Premises or Building within such period of time as may be reasonable under the circumstances after written notice by Landlord (collectively, “Tenant’s Environmental Corrective Work”). Tenant shall notify Landlord of its method, time and procedure for any clean up or removal and Landlord shall have the right to require reasonable changes in such method, time or procedure or to require the same to be done after normal business hours. Tenant’s obligations under this subsection shall survive the termination or expiration of this Lease.

(e) If any Tenant’s Environmental Corrective Work (i) is to occur outside of the Premises or (ii) will in any way affect any portion of the Building other than the Premises, then Landlord shall have the right, but not the obligation, after giving Tenant advance notice and an opportunity to perform such Work, to undertake Tenant’s Environmental Corrective Work, and Tenant shall reimburse Landlord for any expenses incurred by Landlord in undertaking Tenant’s Environmental Corrective Work. Tenant shall allow Landlord, its agents, employees and contractors such access to the Premises as Landlord may reasonably request in order to perform such Tenant’s Environmental Corrective Work. Tenant’s obligations under this subsection shall survive the termination or expiration of this Lease.

(f) In the event that Hazardous or Toxic Materials are discovered in the Building during the Lease Term, and such Hazardous or Toxic Materials were not caused or introduced by Tenant, Landlord will cause such Hazardous or Toxic Materials to be remediated, encapsulated, or otherwise handled, at Landlord’s expense, within the time frames and parameters required by applicable law and shall indemnify and defend Tenant against all claims, losses and damages that arise out of the presence of such Hazardous and Toxic Materials.

47. APPLICABLE LAW; CONSENT TO JURISDICTION. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS. TENANT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS LEASE MAY BE MAINTAINED IN THE COURTS OF

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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TARRANT COUNTY, TEXAS OR IN THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND TENANT HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

48. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE.

49. Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly except as required by law or to attorneys, accountants and other financial advisors of Tenant, without Landlord’s prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

50. Signage. Tenant shall have the right at Tenant’s expense and subject to Landlord’s approval (which shall not be unreasonably withheld), to place signage on the monument sign in front of Tower I and Tenant’s sign shall be at the top of such monument sign if Tenant occupies more space than any other tenant of the Building.

51. Landlord’s Lien. Landlord agrees to subordinate its statutory landlord’s lien to Tenant’s primary lender, by documentation reasonably approved by Landlord.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, this Lease Agreement is entered into by the parties hereto on the day and year first set forth above.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, its general partner

	By:	/s/ Todd K. Ashbrook
Todd K. Ashbrook, Vice President

TENANT:

PayDay Service LLC

By:	/s/ Ken Rees
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “A” TO LEASE AGREEMENT

Legal Description of the Land

TRACT 1:

BEING a 21.262 acre tract of land being out of the B.B.B. & C.R.R. Company Survey, Abstract No. 217, Tarrant County, Texas and being all of Lot 1A, Block G, Overton West Addition, to the City of Fort Worth, Texas, as recorded in Volume 388-121, Page 88, and made a part hereof for all purposes. Plat Records, Tarrant County, Texas. Said 21.262 acre tract being more particularly described as follows:

BEGINNING at a found 1/2 inch iron rod, located at the northeast corner of said Lot 1A, and also being located in the westerly right-of-way line of International Plaza (a 100 foot right-of-way), and also being the point of curvature of curve to the left, having a delta of 15 degrees 22 minutes 14 seconds, a radius of 1,081.99 feet and a chord bearing and distance of South 00 degrees 42 minutes 52 seconds East, 289.39 feet;

THENCE along said curve and following along said westerly line, an arc distance of 290.26 feet to the point of tangency of said curve and a found 1/2 inch rod;

THENCE South 08 degrees 24 minutes 00 seconds East, continuing along said westerly line, for a distance of 94.75 feet to a found 1/2 inch iron rod, being the point of curvature of a curve to the right, having a delta of 24 degrees 38 minutes 01 seconds, a radius of 637.00 feet and a chord bearing and distance of South 03 degrees 55 minutes 00 seconds West 271.77 feet;

THENCE along said curve and continuing along said westerly line, an arc distance of 273.87 feet to a found P.K. nail, being the point of tangency of said curve;

THENCE South 16 degrees 14 minutes 00 seconds West, continuing along said westerly line, for a distance of 89.08 feet to a set “X” in concrete, being the point of curvature of a curve to the right, having a delta of 20 degrees 29 minutes 06 seconds, a radius of 991.45 feet and a chord bearing and distance of South 26 degrees 28 minutes 27 seconds West, 352.59 feet;

THENCE along said curve and continuing along said westerly line, an arc distance of 354.47 feet to a set 1/2 inch iron rod and the point of tangency of said curve;

THENCE South 36 degrees 43 minutes 00 seconds West, continuing along said westerly line, a distance of 247.31 feet to a found 1/2 inch iron rod, being the point of curvature of a non-tangent curve to the right, having a delta of 15 degrees 25 minutes 03 seconds, a radius of 1,423.27 feet and a chord bearing and distance of North 43 degrees 39 minutes 21 seconds West, 381.83 feet;

THENCE along said curve and leaving said westerly line, an arc distance of 382.98 feet to a set 1/2 inch iron rod, being the point of curvature of compound curvature of a curve to the right, having a delta of 37 degrees 12 minutes 07 seconds, a radius of 1,844.47 feet and a chord bearing and distance of North 17 degrees 20 minutes 46 seconds West, 1,176.69 feet;

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “A” - PAGE 1 OF 4

THENCE along said curve, an arc distance of 1,197.61 feet to a set 1/2 inch iron rod, being the point of tangency of said curve, and being the northwest corner of said Lot 1A;

THENCE South 81 degrees 14 minutes 00 seconds East, for a distance of 956.64 feet to the POINT OF BEGINNING and CONTAINING 926,180 square feet or 21.262 acres of land, more or less.

TRACT 2:

EASEMENT ESTATE as created in that certain Non-Exclusive Agreement executed by Cass O. Edwards, II and Eva Colleen Geren to Equitable General Insurance Company, filed 12/06/1976, recorded in Volume 6137, Page 93, Deed Records, Tarrant County, Texas, granting a non-exclusive easement for the purposes of ingress and egress over, along and across the property described therein.

TRACT 3:

EASEMENT ESTATE as created in that certain Development Restrictions and Easement Agreement filed 10/15/1997, recorded in Volume 12944, Page 123, Deed Records, Tarrant County, Texas.

TRACT 4:

EASEMENT ESTATE as created in that certain Development Restrictions and Easement Agreement filed 01/21/2000, recorded in Volume 14186, Page 234, Deed Records, Tarrant County, Texas.

TRACT 5:

Being a 3.340 acre tract of land situated in the B.B.B. and C.R.R. Company Survey, Abstract No. 217, Tarrant County, Texas, being a remainder of Lot 2, Block G, Overton West Addition, an addition to the City of Fort Worth as recorded in Cabinet A, Slide 3319, Plats Records, Tarrant County, Texas, and as conveyed by deed to CMD Realty Investment Fund II, L.P., as recorded in Volume 12547, Page 1539, Deed Records, Tarrant County, Texas. Said 3.340 acre tract of land being more particularly described by metes and bounds as follows:

Commencing at a found 1/2 inch iron rod for corner, said point being the northeast corner of said Lot 2, and being the most southerly southwest corner of Lot 1-A, Block G of Overton West Addition, an addition to the City of Fort Worth as recorded in Volume 388-121, Page 88, Plat Records, Tarrant County, Texas, being in the westerly right-of-way line of International Plaza (a 100’ R.O.W.), and being the point of curvature of a curve to the right, having a delta of 12 degrees 56 minutes 38 seconds, a radius of 1423.27 feet and a chord bearing and distance of North 44 degrees 53 minutes 34 seconds West, 320.85 feet;

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “A” - PAGE 2 OF 4

Thence northwesterly, leaving said westerly right-of-way line of International Plaza and following along the easterly line of said Lot 2 and the westerly line of said Lot 1-A, being a common line, and along the arc of said curve to the right for a distance of 321.54 feet to a found 1/2 inch iron rod for corner, said point being the northeast corner of said 3.340 acre tract and being the POINT OF BEGINNING;

Thence South 25 degrees 22 minutes 36 seconds West, leaving said common line, for a distance of 159.21 feet to a found 5/8 inch iron rod for corner, said point being the northeast corner of Lot 4, Block G of said Overton West Addition, as recorded in Cabinet A, Slide 5578, Plat Records, Tarrant County, Texas;

Thence North 64 degrees 35 minutes 15 seconds West, along the north line of Lot 4 and the south line of said 3.340 acre tract, being a common line, passing the northwest corner of said Lot 4 at a distance of 200.85 feet, and continuing with the common line of Lot 5 of said Block G, Overton West Addition, for a total distance of 489.84 feet to a set “x” in concrete for corner, said point being the northwest corner of said Lot 5, and being the easterly right-of-way line of Insurance Lane (a private street with 60 foot R.O.W.), as recorded in Volume 6137, Page 93, Deed Records, Tarrant County, Texas;

Thence North 25 degrees 26 minutes 00 seconds East, leaving said common line and following along said easterly right-of-way line of Insurance Lane, for a distance of 218.64 feet to a found 1/2 iron rod for corner, said point being the point of curvature of a curve to the right, having a delta of 42 degrees 46 minutes 36 seconds, a radius of 289.85 feet and chord bearing and distance of North 46 degrees 49 minutes 18 seconds East, 211.41 feet;

Thence northeasterly, along said easterly right-of-way line and the arc of said curve to the right, for a distance of 216.40 feet to a found 1/2 inch iron rod for corner;

Thence North 68 degrees 12 minutes 36 seconds East, continuing along said easterly right-of-way line, for a distance of 20.20 feet to a set 1/2 inch iron rod for corner, said point being the point of curvature of a non-tangent curve to the left, having a delta of 13 degrees 06 minutes 49 seconds, a radius of 1844.47 feet and a chord bearing and distance of South 29 degrees 23 minutes 26 seconds East, 421.23 feet;

Thence southeasterly, along the arc of said non-tangent curve to the left, for a distance of 422.15 feet to a set 1/2 inch iron rod for corner, said point being the point of curvature of a compound curve to the left, having a delta of 02 degrees 28 minutes 25 seconds, a radius of 1423.27 feet and a chord bearing and distance of South 37 degrees 11 minutes 02 seconds East, 61.44 feet

Thence southeasterly, along the arc of said compound curve to the left, for a distance of 61.45 feet to the POINT OF BEGINNING and CONTAINING 145,498 square feet or 3.340 acres of land, more or less.

Being the same land as shown on the survey prepared by Graham Associates, Inc. certified by Charles F. Stark, R.P.L.S. No. 5084, dated June 2, 2005.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “A” - PAGE 3 OF 4

INFORMATION NOTE: The CAD Numbers for the above property are 02101793 and 06985564.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “A” - PAGE 4 OF 4

EXHIBIT “B” TO LEASE AGREEMENT

The term “Rentable Space” shall be calculated as follows: (i) in the case of a single tenancy floor, all floor area measured at the floor from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line excluding only the areas (the “Service Areas”) used for Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (which Service Areas shall be measured from the mid-point of walls enclosing such Service Areas), but including any such Service Areas which are for the specific use of the particular tenant such as special stairs or elevators, plus an allocation of the square footage of the Building’s elevator machine rooms, mechanical and electrical rooms, and public lobbies, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass walls enclosing the Premises and measured to either (A) the mid-point of the walls separating areas leased by or held for lease to other tenants and/or (B) to the tenant’s side of walls adjacent to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called the “Common Areas”), but including a proportionate part of the Common Areas located on such floor based upon the ratio which the tenant’s rentable space (excluding Common Areas) on such floor bears to the aggregate rentable space (excluding Common Areas) on such floor, or other reasonable basis determined by Landlord, plus an allocation of the square footage of the Building’s elevator machine rooms, mechanical and electrical rooms, and public lobbies. No deductions from Rentable Space shall be made for columns or projections necessary to the Building. The Rentable Space in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be as stated in the Basic Lease Information, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in substantial accordance with the terms and provisions hereof.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “B” - PAGE 1 OF 2

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “B” - PAGE 2 OF 2

EXHIBIT “B-1” TO LEASE AGREEMENT

4th Floor Space

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “B-1” - PAGE 1 OF 1

EXHIBIT “B-2” TO LEASE AGREEMENT

Right of First Refusal Space

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “B-2” - PAGE 1 OF 1

EXHIBIT “C” TO LEASE AGREEMENT

Holidays

January 1st (Date Observed)	New Years Day

Last Monday in May	Memorial Day

July 4th (Date Observed)	Independence Day

First Monday in September	Labor Day

Fourth Thursday in November plus Friday following	Thanksgiving Holiday

December 25th	Christmas Day

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “C” - PAGE 1 OF 1

EXHIBIT “D” TO LEASE AGREEMENT

Leasehold Improvements Agreement

This Leasehold Improvements Agreement (this “Agreement”) is made and entered into this 13th day of December, 2006, in connection with that certain Lease Agreement (the “Lease”), executed concurrently herewith by and between OVERTON CENTRE, LTD. (“Landlord”) and PayDay Service LLC (“Tenant”), and constitutes the entire agreement of Landlord and Tenant with respect to the construction and completion of the Premises described in the Lease. In the event of a conflict between the provisions of this Agreement and other provisions of the Lease, the provisions of this Agreement will control. Terms defined in the Lease, when used herein, shall have the same meanings as are ascribed to them in the Lease.

1. Premises Condition. Since the Premises have been occupied by a previous tenant, Tenant hereby agrees to accept the Premises in its “as is” condition, subject to the installation of any improvements identified below.

2. Approved Working Drawings. Within ten (10) days of the date of this Lease, Tenant shall furnish to the architect designated by Landlord information to prepare preliminary plans and specifications (the “Pricing Plans”), showing: (1) demising walls, interior walls and other partitions, including type of wall or partition and height, and any demolition or relocation of walls, (2) doors and other openings in such walls or partitions, including type of door and hardware, (3) any floor or ceiling openings, and any variations to building standard floor or ceiling heights, (4) electrical outlets, and any restrooms, kitchens, computer rooms, file cabinets, file rooms and other special purpose rooms, and any sinks or other plumbing facilities, or other special electrical, HVAC, plumbing or other facilities or equipment, including all special loading, (5) location and dimensions of communications equipment room, and electrical and HVAC requirements thereof, (6) special cabinet work or other millwork items, (7) finish selections, and (8) any other details or features reasonably required in order to obtain a preliminary cost estimate. The architect shall furnish the Pricing Plans to Landlord and Tenant upon completion and each will have ten (10) days to approve or disapprove. If disapproving, such party shall give written notice to the architect specifying its reasons for disapproval and to the other party. Thereafter, the architect shall revise the Pricing Plans and re-submit to the parties. Landlord and Tenant each will have ten (10) days to approve or disapprove of the revised Pricing Plans and give written notice of disapproval, as before. This process shall be repeated until Landlord and Tenant approve of the Pricing Plans (“Approved Pricing Plans”). If a party fails to respond timely, it shall be deemed to have approved of the Pricing Plans.

Within ten (10) days of obtaining the Approved Pricing Plans, and after obtaining initial bids, Landlord shall cause the architect to draw Construction Drawings and furnish a copy to Tenant for approval. The term “Construction Drawings” means, to the extent reasonably required by the nature of the Work, fully dimensioned architectural construction drawings and specifications, and any required engineering drawings (including mechanical, electrical, plumbing, HVAC), and shall include any applicable items described above for the Pricing Plans. Within five (5) days of delivery of the Construction Drawings to Tenant, Tenant shall advise

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D” - PAGE 1 OF 5

Landlord of any proposed revisions to the Construction Drawings. If Tenant fails to respond timely, Tenant shall be deemed to have approved of the Construction Drawings. If Tenant responds timely and Landlord concurs with the proposed revisions, Landlord shall furnish the proposed revisions to the architect to incorporate in the Construction Drawings. If Landlord does not concur with the proposed revisions, then the provisions in the original Pricing Plans shall be utilized. If the Construction Drawings are revised, then Landlord shall cause the architect to re-submit the revised Construction Drawings to Tenant within the succeeding five (5) days from Landlord’s receipt of the proposed revisions. Tenant shall again have five (5) days to approve the revised Construction Drawings. This process shall be repeated until the Construction Drawings have been approved by Landlord and Tenant, at which time, they shall be the “Approved Working Drawings.” If the Construction Drawings are not approved within five (5) days of the date first submitted to Tenant for approval, then for each day beyond such period, it shall constitute a Tenant Delay.

3. Construction Costs. Tenant shall pay for all construction costs, including, but not limited to permits, costs of materials and labor, sales tax, construction management fees and the like except to the extent of the Tenant Improvement Allowance which shall be paid by Landlord. The term “Tenant Improvement Allowance” shall mean the sum of $316,020.00 (or $15.00 per square foot of rentable area times 21,068 square feet of rentable area) which Landlord agrees to pay towards the construction costs. Landlord agrees to pay architectural fees and design services up to $1.25 per rentable square foot. Any services performed by the architect above the $1.25 per rentable square foot shall be the responsibility of the Tenant and may be paid out of the Tenant Improvement Allowance to the extent funds are available. Notwithstanding anything to the contrary, provided there is any unused portion of the Tenant Improvement Allowance, up to 20% of the allowance can be used by the Tenant as a moving allowance or for communications costs for cabling and data. Tenant must submit invoices for such allowances for Landlord to pay. Wilcox Development will act as General Contractor for the construction of tenant improvements, competitively bidding each trade to at least three subcontractors, the typical five percent (5%) construction management fee will not be charged to Tenant or deducted from the Tenant Improvement Allowance. Landlord shall obtain bids based on the Approved Pricing Plans and construct the Work as described in the Approved Pricing Plans. If after finalizing the Approved Working Drawings, it is determined that the construction costs will exceed the amount of the Tenant Improvement Allowance (an “Excess”), then Tenant shall pay to Landlord the amount of such Excess within ten (10) days of written request from Landlord. Notwithstanding anything to the contrary, if Tenant fails to pay any Excess timely, Landlord shall not be obligated to commence construction of the Work and such delay shall constitute a Tenant Delay for each day beyond the ten (10) day period until the Excess is paid to Landlord. If Tenant elects not to use Wilcox Development as the General Contractor, Tenant understands that Landlord, or its designated agent, shall serve as construction manager for all of Tenant’s refurbishment and renovations in the refurbishment and renovations in the Premises and the fee for such service is 5% of the total cost of all work performed in connection with such refurbishment and renovations. Tenant agrees to cooperate with Landlord in completing any such improvements on a timely basis and Tenant has approved the preliminary space plan and pricing documentation. Additional space on the 3rd floor which Tenant elects to lease pursuant

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D” - PAGE 2 OF 5

to a right hereunder shall be finished out by Landlord pursuant to mutually agreed upon plans and Tenant shall receive an allowance of $15.00 per square foot of rentable area provided, however, Tenant acknowledges that Landlord is improving the entire third (3rd) floor prior to commencement of the Lease and Tenant shall not be entitled to any additional tenant finish when Tenant leases the remainder of the third floor.

4. Unavoidable Delays; Tenant Delays. The term “unavoidable delays” shall mean events beyond the control of Landlord or the contractor, including, without limitation, acts of God, war, civil commotion, strikes, fire, flood, earthquake or other casualty, governmental regulation or restriction. In the event of an unavoidable delay, the Commencement Date shall be postponed for each day of unavoidable delay. The term “Tenant Delay” shall mean any delay in the construction of the Work caused by Tenant for any reason whatsoever, including, without limitation, a failure to timely respond whenever a response or approval is required of Tenant. In the event of a Tenant Delay, the Commencement Date shall be accelerated one (1) day for every day of delay caused by Tenant.

5. Changes. If Tenant requests a change, alteration or addition after the Approved Working Drawings have been approved, Tenant shall submit same in writing to Landlord. If Landlord approves such change, Landlord shall obtain from the contractor and provide Tenant with an estimate of the cost of such change. Tenant shall notify Landlord within one (1) business day if Tenant elects to proceed with the change, in which event, Landlord shall incorporate the change into the Approved Working Drawings. The cost of such change shall also be incorporated in the calculation of any Excess. If Landlord disapproves of such change, Landlord shall immediately notify Tenant in writing specifying the reasons for such disapproval and the construction shall proceed in accordance with the previously approved Approved Working Drawings. Any delay in construction time (determined in accordance with the next sentence) caused by such changes shall constitute a Tenant Delay. The contractor, in its sole discretion, shall determine whether such change necessitates a delay in construction and the length of such delay.

6. Entry by Tenant. During the course of construction of the Work, Tenant may enter the Premises for purposes of inspecting the Work, installing trade fixtures, installing any cabling and wiring (not included in the Approved Working Drawings), erecting signs, stocking supplies and such other work as may be necessary or desirable to prepare to occupy and conduct its business from the Premises, provided that (i) Tenant assumes the risk of injury to person and damage to its property, (ii) any entry shall be subject to the provisions of this Lease, except that the Lease Term shall not commence and rent shall not be due, and (iii) Tenant shall not unreasonably interfere with the construction of the Work on the Premises. Tenant shall also provide evidence of insurance prior to any such entry. If such entry shall interfere with the construction of the Work, then Tenant shall immediately leave upon the request of Landlord.

7. Delivery of the Premises. The Work shall be deemed to be substantially complete on the later of (i) the date the Work is sufficiently complete in accordance with the Approved Working Drawings so that Tenant may occupy the Premises, subject to any punch list

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D” - PAGE 3 OF 5

items and (ii) the date Landlord receives a certificate of occupancy or its equivalent from the appropriate governmental authority. Prior to delivery of the Premises, Landlord shall contact Tenant and schedule a joint walk-through inspection within three (3) days of such contact in order for Tenant to identify any items of a “punch list” nature that remain to be completed. If Tenant fails to participate in a walk-through, then Landlord shall have no obligation to perform any punch list, and Tenant shall be deemed conclusively to have agreed that the Work is substantially completed for purposes hereof. If there is any disagreement concerning whether Landlord has substantially completed the Work, Landlord may request a good faith decision by the architect which shall be final and binding on the parties.

8. Limitation. This Exhibit shall not be deemed applicable to any additional space added to the original Premises or, in the event of a renewal of the Lease Term, to the original Premises, itself, during the renewal term, unless expressly so provided in the Lease or any amendment thereto.

9. Construction Representatives. Landlord’s and Tenant’s construction representatives for coordination of planning, construction, approval of change orders, substantial completion and other matters related to construction are the following:

10. Bathrooms and Elevator Lobby. Landlord represents that the bathrooms for use in common with other tenants will be constructed in accordance with ADA requirements at Landlord’s expense and not deducted from the Tenant Improvement Allowance. The costs of bringing the bathroom within the Premises in compliance with ADA requirements will be borne by Tenant. Landlord shall renovate the elevator lobby on the 3rd floor using building standard finish.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D” - PAGE 4 OF 5

EXECUTED as of the day and year first above written.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, its general partner

	By:	/s/ Todd K. Ashbrook
Todd K. Ashbrook, Vice President

TENANT:

PayDay Service LLC

By:	/s/ Ken Rees
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D” - PAGE 5 OF 5

EXHIBIT “D-1” TO LEASE AGREEMENT

Specification and Space Plan

Tenant:	PayDay Services LLC
Address:	4150 International Plaza
Suite No.:	300 & 400

Building Standard Tenant Improvements and Finishes Scope of Work:

Above standard improvements can be made available upon request at Tenant’s sole expense.

Tenant Approval:

Date of Approval:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D-1” - PAGE 1 OF 1

EXHIBIT “D-2” TO LEASE AGREEMENT

SCHEDULE OF PLANS

Tenant:
Address:	4150 International Plaza, Fort Worth, TX 76109
Suite No.:

SELECTION	MANUF.	NUMBER	COLOR	DESCRIPTION

Wall Paint				Building Standard

Frames	N/A	N/A	N/A	Building Standard

Carpet				Building Standard

Base				Building Standard

VCT	N/A	N/A	N/A	Building Standard
Base	N/A	N/A	N/A

Window Blinds	N/A	N/A	N/A	Above Building Standard Available at Tenant’s Cost

Ceiling Fans	N/A	N/A	N/A	Above Building Standard Available at Tenant’s Cost

Telecommunication Outlets, Cabling, Networks and All Equipment	N/A	N/A	N/A	Tenant Responsibility at Tenant’s Sole Cost and Expense

Misc. work to be Performed

Tenant Approval:

Date of Approval:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D-2” - PAGE 1 OF 1

EXHIBIT “E” TO LEASE AGREEMENT

Acceptance of Premises Memorandum

THIS ACCEPTANCE OF PREMISES MEMORANDUM (this “Memorandum”) is entered into on this      day of             , 20     by and between OVERTON CENTRE, LTD., a Texas limited partnership, as Landlord (“Landlord”), and PayDay Service LLC, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

R E C I T A L S:

WHEREAS, on             , 20    , Landlord and Tenant entered into that certain Lease Agreement (the “Lease”) whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

WHEREAS, certain leasehold improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the terms and conditions set forth in the Leasehold Improvements Agreement attached as Exhibit “D” to the Lease; and

WHEREAS, as provided in Paragraph 8 of the Lease, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1. Landlord has fully completed the leasehold improvements, alterations or modifications to the Premises in accordance with the Leasehold Improvements Agreement, and the Premises are substantially complete. The Premises are tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any leasehold improvements, modifications or alterations to the Premises, except for the following punch list items:                     .

2. The Commencement Date shall be             , 20    . Pursuant to the provisions of the Lease, the first monthly installment of Base Rental shall become due and payable on             , 20    . The expiration date of the Lease shall be             , 20    .

3. The Premises contain approximately              square feet of Rentable Space.

4. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “E” - PAGE 1 OF 2

IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant on the date first set forth above.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, it’s general partner

By:
Todd K. Ashbrook, Vice President

TENANT:

PayDay Service LLC

By:
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “E” - PAGE 2 OF 2

EXHIBIT “F” TO LEASE AGREEMENT

Building Rules and Regulations

1. Sidewalks, doorways, vestibules, corridors, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from or to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable materials shall be thrown or placed therein. Damage resulting to any such fixtures or appliances or surrounding areas from misuse by Tenant shall be repaired at the sole cost and expense of Tenant, and Landlord shall not in any case be responsible therefore.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other parts of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel nor shall any part of the Building be defaced by Tenant.

4. Landlord will provide and maintain an alphabetical directory of each Tenant’s firm name on the first floor (main lobby) of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any additional lock or locks on any doors in or to the Premises without Landlord’s prior written consent. Two keys to the locks on the doors which access the Premises from the Common Areas shall be furnished by Landlord to Tenant, and Tenant shall not have any duplicate keys made. Additional keys required by Tenant shall be made by Landlord at Tenant’s sole expense. Upon termination of the Lease, Tenant shall return all keys to Landlord and shall provide to Landlord a means of opening all safes, cabinets and vaults being left with the Premises.

6. With respect to work being performed by Tenant in the Premises with the approval of Landlord, Tenant will refer all contractors, contractor’s representatives and installation technicians rendering any service to them to Landlord for Landlord’s supervision, approval and control before the performance of any contractual services. This provision shall apply to work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installation of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building. Tenant must have Landlord’s written approval (which shall not be unreasonably withheld) prior to employing any contractor. Any and all such contractors shall comply with these Rules and Regulations for such services including, but not limited to, insurance requirements. All work in or on the Building shall comply with any and all codes. Tenant shall take no action which would disturb the ceiling tiles or cause any work to be performed above the acoustical ceiling in the Building.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “F” - PAGE 1 OF 3

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord, and subject to its decision and control, as to the time, method and routing of movement and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to person or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord and other tenants if damaged or injured as a result of acts in connection with carrying out this service for Tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment, which shall, in all cases, be positioned to distribute the weight and stand on supporting devices approved by Landlord. All damage done to the Building by taking in or putting out any property of Tenant, or done by Tenant’s property while in the Building, shall be repaired at the expense of Tenant.

9. Corridor doors, when not in use, shall be kept closed.

10. Tenant shall cooperate with Landlord’s employees in keeping its Premises neat and clean. Tenant shall not employ any person for the purpose of such cleaning other than the Building’s cleaning and maintenance personnel. Landlord shall be in no way responsible to Tenant, its agents, employees or invitees for any loss of property from the Premises or public areas or for any damage to any property thereon from any cause whatsoever.

11. To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to the Premises except by persons approved by Landlord in writing.

12. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power in excess of standard office use or heating without Landlord’s prior written permission.

13. Tenant shall not make or permit any improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

14. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No animals shall be brought into or kept in, on or about the Premises.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “F” - PAGE 2 OF 3

15. No machinery other than standard office equipment shall be operated by Tenant in its Premises without the prior written consent of Landlord, nor shall Tenant use or keep in the Building any flammable or explosive fluid or substance.

16. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters.

17. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the Premises or public areas regardless of whether such loss or theft occurs when the area is locked against entry or not.

18. The Premises shall not be occupied by an average of more than one (1) person per 150 square feet of Rentable Space in the Premises without the prior written consent of Landlord.

19. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be advisable for the safety, protection, care and cleanliness of the Building, the use and operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed. The Lease shall control in the event of any conflict between Tenant’s Lease and the Rules and Regulations.

20. The Building is designated as a nonsmoking building.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “F” - PAGE 3 OF 3

EXHIBIT “G”

LANDLORD’S SERVICES

(1) Hot and cold water service for use in the kitchens, breakrooms, drinking fountains and bathrooms on each floor on which the Premises are located.

(2) Heat and air conditioning in season during Normal Business Hours, at such temperatures and in such amounts as supplied by Comparable Buildings (defined below). Tenant, upon such notice as is reasonably required by Landlord, and subject to the capacity of the Building systems, may request HVAC service during hours other than Normal Business Hours. Tenant shall pay Landlord for such additional service at a rate not to exceed the rates charged by landlords of Comparable Buildings. “Comparable Buildings” shall mean other comparable office buildings in the southwest/Cityview Fort Worth area, taking into account age, size, location and other relevant operating factors.

(3) Maintenance and repair of the Complex as described in Paragraph 10.

(4) Landlord’s standard janitorial service six (6) days per week (excluding Holidays), substantially in accordance with the Janitorial Specifications set forth on Exhibit G-1. Notwithstanding the foregoing to the contrary, Tenant acknowledges that Landlord’s janitorial services are normally provided five (5) days per week and Tenant shall pay to Landlord the actual cost incurred by Landlord, plus ten percent (10%) for one (1) additional day of janitorial services per week.

(5) Elevator service, 24 hours per day, 7 days per week, subject to periodic elevator repair and maintenance.

(6) Exterior window washing at such intervals as determined by Landlord, but not less frequently than twice each calendar year.

(7) Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions in Paragraph 5.

(8) Access to the Premises and the parking lots associated with the Building 24 hours a day, 365 days a year (subject to the provisions of this Lease with respect to casualty and condemnation); provided, however, during periods after Normal Business Hours, Landlord may establish reasonable rules and regulations in connection with such access, such as requiring Tenant’s employees to sign in at the lobby desk, etc.

(9) Extermination service at such intervals as reasonably determined by Landlord

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “G” - PAGE 1 OF 1

EXHIBIT “G-1”

JANITORIAL SPECIFICATIONS

AREAS TO BE SERVICED

OFFICE AREAS

A.	Services to be performed nightly:

1.	Empty all waste receptacles; remove wastepaper and trash from the premises, replace trash can liners.

2.	Empty and damp wipe all ashtrays.

3.	Vacuum all rugs and carpeted areas in offices, including under furniture.

4.	Hand dust and wipe clean with damp or treated cloth all office furniture, files, fixtures, paneling. Window sills and all other horizontal surfaces; wash windows on inside when necessary.

5.	Damp wipe and polish all glass furniture tops.

6.	Remove all finger marks and smudges from all vertical surfaces, including doors, door frames, around light switches and private entrance glass partitions.

7.	All entry glass next to door will be damp wiped.

B.	Services to be performed as necessary.

1.	Sweep all stairways weekly, dust handrails vacuum if carpeted.

2.	Polish all stairwells throughout the entire building weekly and keep in clean condition.

3.	Damp dust all vinyl covered furniture and vacuum all of the upholstered furniture needed.

4.	Dust mini-blinds BI-weekly.

RESTROOMS

A.	Services to be performed nightly:

1.	Mop and rinse floors nightly.

2.	Empty and sanitize all receptacles and sanitary disposals; thoroughly clean and wash at least once per week; replace trash can liners.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “G-1” - PAGE 1 OF 3

RESTROOMS (Continued)

3.	Clean and polish all mirrors, bright work, and enameled surfaces.

4.	Fill toilet tissue, soap, and towel dispensers.

5.	Clean flushometers, piping, toilet seat hinges, and other metal work.

B.	Service to be performed as necessary:

1.	Remove all spots, stains and fingerprints from metal partition walls and outside surfaces of all dispensers and soap dishes.

2.	Vacuum louvers, ventilation, grills and dust light fixtures as needed.

3.	Spray buff all hard surface floors.

4.	Wash all baseboards.

PUBLIC AREAS

A.	Services to be performed nightly:

1.	Empty, damp wipe, sift or otherwise service all ashtrays and sand urns.

2.	Clean and sanitize all drinking fountains, vending machines, tabletops, chairs, counter tops and sinks in lunchroom facilities.

3.	Dust all furniture and fixtures.

4.	Vacuum all carpeted areas.

5.	Spot clean all hard surface floors.

6.	Spot clean all fingerprints from door frames, light switches, push/pick plates and handles.

7.	Spot clean stains on carpeted areas.

8.	Clean and polish all metal fittings.

9.	Dust mop all hard surface floors with a treated dust mop.

10.	Sweep and/or vacuum entrance mats.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “G-1” - PAGE 2 OF 3

11.	Keep supply rooms in a clean, neat and orderly condition.

12.	Glass globes in common areas shall be damp wiped every two weeks.

13.	All hand railing and woodwork shall be dusted.

B.	Service to be performed as necessary:

1.	Dust all fire extinguishers.

2.	Damp dust all ceiling air conditioning diffusers, wall grids, registers and other ventilation louvers.

3.	Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “G-1” - PAGE 3 OF 3

EXHIBIT “H”

OPERATING EXPENSE EXCLUSIONS

(1) Leasing commissions, attorneys’ fees and other expenses related to leasing tenant space and constructing improvements for the sole benefit of an individual tenant.

(2) Goods and services furnished to an individual tenant of the Building which are above building standard or which are required to be separately reimbursable directly to Landlord in addition to Tenant’s Additional Rental.

(3) Repairs, replacements and general maintenance paid by insurance proceeds (or which would have been paid by insurance proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease), condemnation proceeds, or third parties, or made necessary by the gross negligence or intentional misconduct of Landlord, Landlord’s contractors, agents or employees, or other tenants.

(4) Depreciation, amortization, interest payments on any encumbrances on the Complex and the cost of capital improvements or additions.

(5) Costs of installing any specialty service, such as a broadcasting facility, luncheon club, or athletic or recreational club, but not excluding maintenance and janitorial costs for any broadcasting facility, luncheon club, or athletic or recreational club which is available to all tenants.

(6) Expenses for repairs or maintenance related to the Complex which have been reimbursed to Landlord pursuant to warranties or service contracts.

(7) Costs associated with acquisition of any art work (such as sculptures or paintings) used to decorate the Complex, but not excluding costs of maintenance and cleaning of any such art work.

(8) Principal or interest payments on indebtedness secured by liens against the Complex, costs of refinancing such indebtedness or any amortization or other costs associated with such indebtedness.

(9) Electrical service costs to be paid separately by Tenant and/or other tenants of Landlord pursuant to Paragraph 5 or similar provisions of such tenants’ leases.

(10) Costs related to the existence, operation or maintenance of Landlord as a legal entity, except to the extent attributable to the operation and management of the Complex.

(11) Landlord’s general overhead and general administrative expenses, except for those directly related to operations of the Building.

(12) Salaries of officers and executives of Landlord.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “H” - PAGE 1 OF 2

(13) Any payments under a ground lease or underlying lease relating to the Complex.

(14) Legal, auditing, consulting and professional fees paid or incurred in connection with negotiations for financings, refinancings or sales of the Complex or any portion thereof.

(15) Costs relating to disputes between Landlord and a specific tenant of the Complex.

(16) Penalties due to late payment of any amounts owed by Landlord.

(17) Transfer, gains, inheritance, estate, income, excess profits or franchise taxes or other such taxes imposed on or measured by the income of Landlord from the operation of the Complex. Notwithstanding any provision in the Lease to the contrary, no gross margin tax, franchise tax or other tax measured in whole or in part on the rents received by Landlord shall be included in Operating Expenses unless an adjustment is made to the Operating Expenses for calendar year 2007 to include the actual amount of the expenses incurred in calendar year 2008 for such taxes. If the current system of ad valorem taxation is replaced by another method or system of taxation or revenue generation, Tenant shall be responsible for its pro rata share thereof regardless of the nomenclature thereof.

(18) Expenses incurred in leasing or procuring new tenants, including expenses for preparation of leases or renovating space for new tenants, rent allowances, lease takeover costs, payment of moving costs and similar costs and expenses. Advertising and marketing expenses to be recovered through operating expenses shall be commercially reasonable and shall not exceed $10,000.00 per year.

(19) Legal expenses, except for legal expenses incurred with respect to the Building which relate directly to the operation of the Building and which benefit all of the tenants of the Building generally, such as legal proceedings to reduce property taxes.

(20) Costs, penalties and fines incurred due to the violation by Landlord of laws in effect as of the date of this Lease.

(21) Any and all costs arising from the presence of Hazardous Materials in or about the Premises, the Building or the Complex.

(22) Costs of all repairs, capital or otherwise, resulting from an earthquake, tornado, hurricane, flood, or other casualty required to be covered by insurance (but not the amount of any applicable deductible).

(23) Costs arising from Landlord’s charitable or political contributions.

(24) Costs of correcting latent defects in the Premises, Building or Complex.

(25) Any other expenses which would not normally be treated as operating expenses by landlords of Comparable Buildings (defined in Exhibit “G”) using sound real estate accounting principles.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “H” - PAGE 2 OF 2

Rider No. 100

LEASE GUARANTY

FOR VALUE RECEIVED, and in consideration of, and in order to induce Overton Centre, LTD. (“Landlord”) to execute a certain Lease Agreement (the “Lease”) dated of even date herewith between Landlord and PayDay Service LLC (“Tenant”) covering certain premises in Landlord’s office tower known as Overton Centre situated in the City of Fort Worth, Texas, the undersigned (hereinafter referred to individually and collectively as “Guarantor” whether one or more) hereby jointly and severally guarantees unto Landlord (i) the full and prompt payment of the rent and all other sums and charges payable by Tenant under the Lease, and (ii) the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant [the rental, other sums and charges and other obligations, liabilities and duties described in the foregoing clauses (i) and (ii) being hereinafter collectively referred to as the “Obligations”]. Guarantor hereby covenants that if Tenant shall default in the payment or performance of any of the Obligations, Guarantor shall pay the amount due to Landlord and perform all of the other obligations with respect to which Tenant is then in default. Guarantor further covenants to pay to Landlord on demand by Landlord all damages, costs and expenses that may arise in consequence of any default by Tenant or that are incurred in enforcing this Guaranty, including without limitation, reasonable attorneys’ fees.

This Guaranty is an absolute and unconditional guaranty of payment and of performance. It shall be enforceable against Guarantor without the necessity of (i) any suit instigated by Landlord against Tenant, (ii) the exhaustion of Landlord’s remedies with respect to Tenant under the Lease, or (iii) the enforcement of Landlord’s rights with respect to any security which has ever been given to secure the payment and performance of the Obligations. This Guaranty shall also be enforceable without the necessity of any notice of Tenant’s nonpayment or nonperformance, notice of acceptance of this Guaranty or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

The obligations of Guarantor shall be irrevocable and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Lease or any security given for the Obligations or any circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and Guarantor waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the obligations of Guarantor hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Specifically, Guarantor waives the benefits of any right of discharge under Chapter 34 of the Texas Business and Commerce Code and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor agrees that the occurrence of the following events (or any thereof), whether they occur with or without notice or consent by Guarantor, will in no way release or impair any liability or obligation of Guarantor hereunder: (i) Landlord, in its discretion, waives compliance by Tenant

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 100 - PAGE 1 OF 3

with any of its Obligations or covenants under the Lease or waives any default thereunder, or grants any indulgence with respect to the Lease, (ii) Landlord modifies, amends or changes any provision of the Lease, (iii) Landlord grants extensions or renewals of the Lease or the Obligations, (iv) Landlord transfers its interest in the premises covered by the Lease or its rights under this Guaranty, (v) Landlord consents to the assignment by Tenant of its rights under the Lease, (vi) Landlord deals in any respect with Tenant and the Obligations as if this Guaranty were not in effect, (vii) Tenant is released from its Obligations by benefit of an exculpation clause in the Lease, (viii) the release or discharge of Tenant in an creditor’s proceedings, receivership, bankruptcy or other proceeding, (ix) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease, resulting from the operation of any present or future provision of the federal Bankruptcy Act or other statute or from the decision in any court, and (x) the rejection or disaffirmance of the Lease in any such proceedings. If, as a result of such proceedings, Landlord is forced to refund any payment made by Tenant to Landlord because it is found to be a preference or for any other reason, Guarantor hereby covenants to pay such amount to Landlord upon demand.

All of Landlord’s rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right or remedy therein mentioned is intended to be in exclusion of or a waiver of any of the others. Specifically, the obligation of Guarantor hereunder shall not be released by Landlord’s receipt, application or release of security given for performance and observance of covenants and conditions required to be performed and observed by Tenant under the Lease.

Until the Obligations have been paid in full, Guarantor shall not have any right of subrogation unless such right is expressly granted in writing by Landlord. Any indebtedness of Tenant held by Guarantor is hereby subordinated to this Guaranty; and such indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord and shall be paid over to Landlord in order to satisfy the Obligations guaranteed hereunder.

Landlord in its sole discretion may apply all payments received by it from Tenant, Guarantor or any other guarantor under any other instrument, or realized by it from any security in such manner and order or priority as Landlord sees fit, to any of the Obligations of Tenant, whether or not any of the Obligations to which any payment is applied are due at the time of such application.

Whether signed by only one person or more than one person, this Guaranty and all other obligations hereunder shall be binding on each of the undersigned and their respective heirs, executors, administrators, successors and assigns. The word “person” as used herein includes natural persons and entities of all kinds. Suit may be brought and maintained against Guarantor without the joinder of Tenant or any other person, and in the event that there is more than one guarantor of the Obligations, Landlord may (i) bring suit against all guarantors jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 100 - PAGE 2 OF 3

such guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability without impairing the liability of the guarantors not so released; and no action brought by Landlord against any guarantor of the Obligations shall impair the right of Landlord to bring suit against any remaining guarantor or guarantors, including Guarantor hereunder.

Guarantor agrees that if Landlord shall employ counsel to present, enforce or defend any or all of Landlord’s rights or remedies hereunder, or defend any action brought by Guarantor, then, in any such event, Guarantor shall pay all reasonable attorneys’ fees and expenses incurred by Landlord in connection with any such action.

This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

As used herein, the term “Tenant” shall include any successor or assignee of Tenant, the term “Landlord” shall include any successor or assignee of Landlord, and the term “Lease” shall include any amendment, extension or renewal of the Lease.

THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS. GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS GUARANTY MAY BE MAINTAINED IN THE COURTS OF TARRANT COUNTY, TEXAS, OR IN THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND GUARANTOR HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

EXECUTED the 7 day of December, 2006.

PayDay One Holdings, Inc.
Name

By:	/s/ Ken Rees
Ken Rees
President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 100 - PAGE 3 OF 3

Rider No. 101

PARKING FACILITIES

At all times during the Lease Term and any renewal or extension thereof, and so long as this Lease and any renewal or extension thereof is in full force and effect and no event of default shall have occurred and be continuing under this Lease, Tenant shall be permitted the use of the parking areas associated with the Building for parking automobiles owned by Tenant and its employees, agents and invitees. Landlord hereby agrees to make available to Tenant, and Tenant shall have the right to use, at no charge to Tenant, subject to the further provisions of this Rider No. 101, during the Lease Term, and any extension or renewal thereof, all or some of the following permits to park automobiles in the parking areas:

(1)	139 non-reserved spaces

(2)	One Reserved Garage Space

Tenant shall not have the right to more parking permits than the number set forth above. Tenant agrees to comply, and to cause its employees, agents and visitors to comply, with such rules and regulations (and reasonable additions and amendments thereto) as Landlord may promulgate from time to time. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the parking areas or public areas regardless of whether such loss or theft occurs when the parking areas are locked or otherwise secured against entry or not.

Landlord agrees to provide Tenant with 5 non-assigned parking spaces per each 1,000 square feet of space leased by Tenant as expansion space.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 101 - PAGE 1 OF 1

Rider No. 102

TENANT’S OPTION TO RENEW

Tenant may, at its option and subject to the terms hereof, renew the Lease Term for one (1) additional term of thirty-six (36) months provided that this Lease must be in full force and effect and no event of default may exist beyond the expiration of any applicable cure period under this Lease at the time of exercise of such option or at the time the renewal term would begin. Such renewal shall be upon the same terms and conditions as provided elsewhere in this Lease, except that (i) this Lease may not be renewed more often than as set forth above, (ii) Landlord shall have no obligation to install improvements in the Premises, and (iii) the annual Base Rental for such renewal period, and each monthly installment thereof, shall be determined as provided below. Each such option shall be exercised by Tenant giving notice to Landlord by certified mail, return receipt requested, at least six (6) months prior to the end of the then-existing term, and, if not so exercised, such option not so exercised and any subsequent option to renew shall automatically expire and terminate. If Tenant so elects to renew the Lease Term, following Tenant’s exercise of such renewal option, upon request from Landlord, Tenant and Landlord will enter into a renewal agreement by which this Lease will be renewed in accordance with the terms set forth in this Rider.

The annual Base Rental for each renewal period shall be the Market Rental Rate for the Premises. The “Market Rental Rate” is the rate (or rates) a willing tenant would pay and a willing landlord would accept for a comparable transaction (e.g., renewal, expansion, relocation, etc., as applicable, in comparable space and in a Comparable Building) as of the commencement date of the applicable term, neither being under any compulsion to lease and both having reasonable knowledge of the relevant facts, considering the highest and most profitable use if offered for lease in the open market with a reasonable period of time in which to consummate a transaction. In calculating the Market Rental Rate, all relevant factors will be taken into account, including the location and quality of the Building, lease term, amenities of the Property, condition of the space and any concessions and allowances commonly being offered by Landlord for comparable transactions in the Complex. The parties agree that the best evidence of the Market Rental Rate will be the rate then charged for comparable transactions in other Comparable Buildings. Although the determination of Market Rental Rate shall be made at a point in time prior to the commencement date for the applicable renewal period, such determination is to be made based on Landlord’s and Tenant’s opinion of what the Market Rental Rate should be at the time the rate being determined will go into effect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 102 - PAGE 1 OF 1

Rider No. 103

REQUIREMENT AND OPTION TO EXPAND

1. Option to Expand. On or before expiration of the sixth (6th) month of the term, Tenant shall be required to lease the remainder 3,942 square feet of Rentable Space on the third (3rd) floor, at the same rental rate then being paid for the initial Premises. In addition, Tenant will have the right to expand during the first 6 months by leasing the approximately 15,165 square feet of Rental Space on the fourth (4th) floor (the “4th Floor Space”) as identified on Exhibit “B-1” attached to this Lease and incorporated herein by reference at the same rental rate then being paid in the initial Premises; provided, however, Landlord will continue to keep the 4th Floor Space available for lease to Tenant for one additional period of three (3) months (a total of nine months following the commencement date), but if Tenant elects to lease the 4th Floor Space between the expiration of the sixth (6) month and commencement of the ninth (9th) month following commencement of the Lease, the rental rate shall be increased by twenty-five cents (.25¢) per square foot, and Tenant improvements dollars will decline on a pro rata basis based on the remaining length of the term. If the Tenant does not elect to lease the fourth (4th) floor space during the initial nine (9) months following commencement of the Lease, Tenant shall have the right of first refusal to lease the 4th Floor Space in the event that Landlord receives an offer to lease the space, and any such right of first refusal shall be on the exact terms received and approved by Landlord from a third party offering to lease the 4th Floor Space. Tenant shall have the option to lease at then current market rental rates any additional space which is available in 5,000 rsf increments consisting of the area which is available on the second (2nd) and fifth (5th) floors designated and referred to as the “Expansion Space”, at any time during the lease term (the “Effective Date”) and ending on the expiration of the Lease Term (unless sooner terminated pursuant to the terms of this Lease, and subject to any rights of extension contained in this Lease) by delivering written notice to Landlord, provided that at the time of such notice and on the Effective Date, no event of default, as defined in Paragraph 25 of this Lease, shall have occurred and remain uncured beyond any applicable cure period. Once Tenant shall exercise an expansion option, Tenant may not thereafter revoke such exercise. Tenant’s failure to timely exercise an expansion option for any reason whatsoever shall conclusively be deemed a waiver of such expansion option. Notwithstanding anything to the contrary contained herein, Tenant’s option shall be subject to a determination by Landlord, in Landlord’s discretion, that Tenant’s financial condition at the time it makes such election is sufficient to meet its financial obligation associated with the Offered Space.

2. Expansion of Premises. Upon the exercise of such expansion option, Landlord and Tenant shall enter into a written agreement modifying and supplementing this Lease and specifying that the Expansion Space is part of the Premises under this Lease and containing other appropriate terms and provisions relating to the addition of the Expansion Space to this Lease.

3. Possession of Expansion Space. Possession of the Expansion Space shall be delivered to Tenant in an “as is” condition. Landlord will use reasonable diligence to deliver the Expansion Space by the Effective Date. Landlord shall not be liable for the failure to give

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 103 - PAGE 1 OF 2

possession of the Expansion Space on the Effective Date by reason of the holding over or retention of possession of any tenant, tenants, or occupants, and any such failure shall not impair the validity of this Lease or extend the Lease Term, but the rent for the Expansion Space shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of the Expansion Space to Tenant on the Effective Date.

4. Termination of Option. Any termination of this Lease during the initial Lease Term (or any extension hereof) or any assignment or subleasing by Tenant (other than an assignment or subletting permitted under this Lease or consented to by Landlord pursuant to this Lease) shall terminate the option of Tenant contained herein.

5. Subordinate Right. Tenant’s right to expand hereunder is subject to the pre-existing rights of CBCA and the rights of Composite Cooling Solutions, L.P., to lease 2,500 square feet on the fifth (5th) floor of the Building.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 103 - PAGE 2 OF 2

Rider No. 104

RIGHT OF FIRST REFUSAL

1. Right of First Refusal. Provided this Lease is then in full force and effect and no event of default as defined in Paragraph 25 of this Lease shall have occurred and remain uncured beyond the expiration of any applicable cure period, and subject to the terms hereof, Tenant shall have the right of first refusal during the term of the Lease Term as hereinafter described to lease all (but not less than all) of the additional space consisting of the area designated and referred to on Exhibit “B-2” attached to this Lease as the “Right of First Refusal Space”, for a term beginning on the Effective Date (as hereinafter defined) and ending contemporaneously with the expiration of the Lease Term (unless sooner terminated pursuant to the terms of this Lease, and subject to any rights of extension contained in this Lease). The right of first refusal contained herein shall automatically terminate following the expiration of such Lease Term (unless sooner terminated pursuant to the terms of this Lease).

2. Notice by Landlord. If Landlord enters into negotiations with an existing tenant in the Building or a prospective tenant to lease all or any part of the Right of First Refusal Space (the “Offered Space”), Landlord shall notify Tenant of such fact and shall include in such notice the rent, term, and other terms (including, but not limited to, finish out, moving allowances and design fees) at which Landlord is prepared to offer such Offered Space to such prospective tenant. Tenant shall have a period of five (5) business days from the date of delivery of such notice to notify Landlord whether Tenant elects to exercise the right granted hereby to lease the entire Offered Space. If Tenant fails to give any notice to Landlord within the required five (5) business day period, Tenant shall be deemed to have refused its right to lease the Offered Space. Notwithstanding anything to the contrary contained herein, Tenant’s option shall be subject to a determination by Landlord, in Landlord’s discretion, that Tenant’s financial condition at the time it makes such election is sufficient to meet its financial obligation associated with the Offered Space.

3. Refusal by Tenant. If Tenant so refuses its right to lease the Offered Space (either by giving written notice thereof or by failing to give any notice), Landlord shall have the right to lease the Offered Space to the prospective tenant on terms not materially less favorable to Landlord than the terms set forth in the notice delivered to Tenant and, upon the execution of such lease between Landlord and the prospective tenant, this Right of First Refusal as to the Offered Space shall thereafter be null, void and of no further force or effect. If Landlord does not enter into a lease with such prospective tenant covering the Offered Space upon economic terms which are not materially less favorable to Landlord within 180 days of Tenant’s waiver of its right to lease the Offered Space, Landlord shall not thereafter engage in other lease negotiations with respect to the Right of First Refusal Space without first complying with the provisions of this Rider No. 104.

4. Acceptance by Tenant. Upon the exercise by Tenant of its right of first refusal as provided in this Rider No. 104, Landlord and Tenant shall, within fifteen (15) days after

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 104 - PAGE 1 OF 2

Tenant delivers to Landlord notice of its election, enter into an amendment to the Lease incorporating the Offered Space into the Premises for the rent, for the term, and containing such other terms and conditions as Landlord notified Tenant pursuant to paragraph 2 above. Rent for a partial month shall be prorated. Possession of the Right of First Refusal Space shall be delivered to Tenant in an “as is” condition. Landlord shall not be liable for the failure to give possession of the Right of First Refusal Space on the Effective Date by reason of the holding over or retention of possession of any tenant, tenants, or occupants, or for any other reason, and any such failure shall not impair the validity of this Lease, or extend the Term, but the rent for such Right of First Refusal Space shall be abated until possession is delivered to Tenant, and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of the Right of First Refusal Space to Tenant on the Effective Date.

5. Termination of Right. Any termination of this Lease during the original Lease Term (or any extension thereof) or any assignment or subleasing by Tenant (other than an assignment or sublease which is permitted or which was consented to by Landlord pursuant to this Lease) shall terminate the right of first refusal of Tenant contained herein.

6. Subordinate Right. Tenant’s right to lease the Right of First Refusal Space is subject to the pre-existing rights of CBCA.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 104 - PAGE 2 OF 2

Rider No. 105

MOVING EXPENSE REIMBURSEMENT

Landlord will reimburse Tenant for its verifiable moving expenses associated with Tenant’s location to the third (3rd) floor of the Building (“Reimbursement Amount”). This Reimbursement Amount is in addition to the Tenant Improvement Allowance and is limited to payments for the movers, relocation of phone system and computers and associated cabling, reasonable replacement of stationery and business cards, and any telecommunications equipment. Such Reimbursement Amount shall not exceed ($1.00 per rentable square foot / $21,068 based upon 21,068 rsf leased).

Provided that this Lease is in full force and effect and Tenant is not in default in any of its obligations under this Lease, the Reimbursement Amount shall be payable by Landlord to Tenant within thirty (30) days after the later to occur of either (i) Landlord’s receipt and approval of all of the verifiable moving expenses or (ii) Tenant’s occupancy of the Premises.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 105 - PAGE 1 OF 1

Rider No. 106

SCHEDULE OF BASE RENTAL

Base Rental shall be payable as follows:

Months	Cost Per Rentable Square Foot Per Annum		Monthly Installment

Months 1-3	[****	]	[****	]
Months 4-39	[****	]	[****	]
Months 40-63:	[****	]	[****	]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 106 - PAGE 1 OF 1

Rider No. 107

Hard Cost for Pay Day After Hour Calculation

CVHA, Trane Chiller (one) Total AC Tonage = 250 tons

Electrical consumption =.62 KW per ton
	.62 X 250 =		155.00	KW
Trane Air Handler (two per floor, run 3 floors) One Fan @ 15 horsepower (one HP. =.746 kw)
	15 X .746 X 6 =		67.14	KW
Condenser water pump One pump @ 20 horse power (one HP =.746 kw)
	20 X .746 =		14.92	KW
Chill water pump One pump @ 20 horse power (one HP =.746 kw)
	20 X .746 =		14.92	KW
Cooling Tower Fan (Two) One fan @ 25 horse power (one HP =.746 kw)
	25 X .746 =		37.30	KW
		Total kw =	289.28	KW
A. Total Electrical Costs Total kWh X .13427 per kwh charged of Nov. 06 = Electrical cost per hour
			$38.84
C. Equipment Maintenance HVAC Repair Cost Per Yr+HVAC Supply Cost per year / 3880 Hrs per Year = Equip. Cost per hrs R & M for 2006 = $35,600 This does not include any of Tolins Contract

	$46841/ 8 chillers / 3880 hours per year =		$1.51
D. Water Cost 250 tons @ 3 gal per minu per ton = 750 GPM X .01 = 7.50 GPM6/5 x 7.50 GPM = 9 GPM x 60 Minu = 540/1000 = $0.54 per hour			$0.54

	Total Hourly Rate		$40.89

		10%	$44.97

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

RIDER NO. 107 - PAGE 1 OF 1

EXHIBIT “E” TO LEASE AGREEMENT

Acceptance of Premises Memorandum

THIS ACCEPTANCE OF PREMISES MEMORANDUM (this “Memorandum”) is entered into on this 25th day of April, 2007 by and between OVERTON CENTRE, LTD., a Texas limited partnership, as Landlord (“Landlord”), and PayDay Service, LLC, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

R E C I T A L S:

WHEREAS, on December 13, 2006, Landlord and Tenant entered into that certain Lease Amendment (the “Lease”) whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

WHEREAS, certain leasehold improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the terms and conditions set forth in the Leasehold Improvement Agreement attached as Exhibit “D” to the Lease; and

WHEREAS, as provided in Paragraph 8 of the Lease, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof;

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1. Landlord has fully completed the leasehold improvements, alterations or modifications to the Premises in accordance with the Leasehold Improvements Agreement, and the Premises are substantially complete. The Premises are tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any leasehold improvements, modifications or alterations to the Premises, except for the following punch list items:                                         ..

2. The Commencement Date shall be April 13, 2007. Pursuant to the provisions of the Lease, the first monthly installment of Base Rental shall become due and payable on July 1, 2007. The expiration date of the Lease shall be July 31, 2012.

3. The Premises contain approximately 17,126 square feet of Rentable Space.

4. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “E” - PAGE 1 OF 2

IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant on the date first set forth above.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, its general partner

	By:	/s/ Todd K. Ashbrook
Todd K. Ashbrook, Vice President

TENANT:

PayDay Service LLC

By:	/s/ Ken Rees
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “E” - PAGE 2 OF 2

Acceptance of Premises Memorandum

THIS ACCEPTANCE OF PREMISES MEMORANDUM (this “Memorandum”) is entered into on this 25th day of June, 2007 by and between OVERTON CENTRE, LTD., a Texas limited partnership, as Landlord (“Landlord”), and TC Loan Service, LLC, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

R E C I T A L S:

WHEREAS, on March 20, 2007, Landlord and Tenant entered into that certain Lease Amendment (the “First Lease Amendment”) whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

WHEREAS, certain leasehold improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the terms and conditions set forth in Article 4 of this Amendment; and

WHEREAS, as provided in Article 4 of this Lease Amendment, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1. Landlord has fully completed the leasehold improvements, alterations or modifications to the Premises in accordance with the Leasehold Improvements Agreement, and the Premises are substantially complete. The Premises are tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any leasehold improvements, modifications or alterations to the Premises, except for the following punch list items:

2. The Commencement Date shall be June 25, 2007. Pursuant to the provisions of the Lease, the first monthly installment of Base Rental shall become due and payable on September 1, 2007. The expiration date of the Lease shall be July 31, 2012.

3. The 4th Floor Expansion Space contains approximately 21,068 square feet of Rentable Space.

4. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant on the date first set forth above.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, its general partner

	By:	/s/ Todd K. Ashbrook
Todd K. Ashbrook, Vice President

TENANT:

TC Loan Service, LLC

By:	/s/ Ken Rees
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Acceptance of Premises Memorandum

THIS ACCEPTANCE OF PREMISES MEMORANDUM (this “Memorandum”) is entered into on this 26th day of September, 2007 by and between OVERTON CENTRE, LTD., a Texas limited partnership, as Landlord (“Landlord”), and TC Loan Service LLC, a limited liability corporation, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

R E C I T A L S:

WHEREAS, on December 13, 2006, Landlord and Tenant entered into that certain Lease Agreement (the “Lease”) as amended March 20, 2007, whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

WHEREAS, Tenant was required to lease the reminder 3,942 square feet of Rentable Space on the third (3rd) floor in accordance with the terms and conditions set forth in Rider 103 of the Lease; and

WHEREAS, as provided in Rider 103 of this Lease, Tenant desires to take possession of and accept the 3,942 Expansion Space subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the 3,942 rsf Expansion Space, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1. The Commencement Date for the 3,942 Expansion Space shall be September 1, 2007. Pursuant to the provisions of the Lease, the first monthly installment of Base Rental for the 3,942 Expansion Space shall become due and payable on September 1, 2007. The expiration date of the Lease shall remain unchanged.

2. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant on the date first set forth above.

LANDLORD:

OVERTON CENTRE, LTD.
a Texas limited partnership

By:	Overton Centre GP, Inc.,
a Texas corporation, its general partner

	By:	/s/ Todd K. Ashbrook
Todd K. Ashbrook, Vice President

TENANT:

TC Loan Service LLC
A limited liability corporation

By:	/s/ Ken Rees
Ken Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “E” - PAGE 2 OF 2

Schedule B

Additional Subleased Premises

2nd Floor – 3,233 square feet

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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